EXECUTION COPY

NEW COMMON FACILITIES OWNERSHIP AGREEMENT

among

ELM ROAD GENERATING STATION SUPERCRITICAL, LLC

and

MGE POWER ELM ROAD, LLC

and

WISCONSIN PUBLIC POWER INC.

Dated as of December 17, 2004

TABLE OF CONTENTS

PAGE

ARTICLE I:  DEFINITIONS; RULES OF INTERPRETATION

2

1.1

Definitions

2

1.2

Rules of Interpretation and Construction

13

ARTICLE II:  OWNERSHIP OF THE NEW COMMON FACILITIES

15

2.1

New Common Facilities Owners

15

2.2

Component Ownership Interests

15

2.3

Tenancies-in-Common

16

ARTICLE III: RIGHTS AND OBLIGATIONS OF THE PARTIES

16

3.1

Effectiveness of Rights and Obligations of the Parties

16

3.2

Rights and Obligations with Respect to Government Approvals

16

ARTICLE IV: CONDITIONS TO TRANSFERS OF COMPONENT

            OWNERSHIP INTERESTS

17

4.1.

Transfers of Component Ownership Interests

17

4.2

Closing Costs

19

4.3

Effectiveness of Rights and Obligations

20

4.4

Release

20

ARTICLE V:  APPOINTMENT OF NEW COMMON FACILITIES AGENT

20

ARTICLE VI:  PAYMENTS BY THE NEW COMMON FACILITIES OWNERS

20

ARTICLE VII:  TAXES

21

7.1

Tenants in Common

21

7.2

Liability and Compliance

21

7.3

Receipts, Records and Documentation

21

7.4

Tax Matters

22

ARTICLE VIII:  OTHER RIGHTS AND OBLIGATIONS OF THE

NEW COMMON FACILITIES OWNERS

23

8.1

Operation and Maintenance of the New Common Facilities

23

8.2

Capital Improvements to the New Common Facilities;
Payment of Capital Costs of Improvements

23

ARTICLE IX:  INSURANCE; EVENTS OF LOSS AND TOTAL LOSS

24

9.1

Insurance Coverage

24

9.2

Event of Loss and Event of Total Loss

24

9.3

Responsibility for Costs and Expenses

25

9.4

Allocation of Loss Proceeds and Condemnation Awards

26

ARTICLE X:  RETIREMENT OF COMPONENTS

26

10.1

Date of Retirement

26

10.2

Retirement Costs

27

10.3

Termination of Agreement

27

ARTICLE XI: NEW COMMON FACILITIES OWNER’S VOTING RIGHTS

27

11.1

Decision-Making

27

11.2

Voting Requirements

28

ARTICLE XII:  DEFAULTS; REMEDIES

28

12.1

Exclusive Remedies

28

12.2

Remedies for Material Breach

28

12.3

Limitation on Remedies for Breach of Representation and Warranties

28

12.4

Damage to the New Common Facilities

28

12.5

Waiver of Partition Rights

28

12.6

Disputes

29

ARTICLE XIII:  TRANSFER RESTRICTIONS

29

13.1

Prohibition on Transfers and Liens

29

13.2

Transfers to WEPCO

29

13.3

Transfers of Component Ownership Interests Upon Retirement of a New Unit

30

13.4

Collateral Assignments

30

ARTICLE XIV:  REPRESENTATIONS AND WARRANTIES

31

14.1

Due Organization

31

14.2

Due Authorization

31

14.3

Non-Contravention

31

14.4

Enforceability

31

14.5

Litigation

31

14.6

Government Approvals

32

14.7

No Breach

32

14.8

Disclaimer of Other Representations and Warranties

32

ARTICLE XV:  CONFIDENTIALITY

32

15.1

Non-Disclosure Obligations

32

15.2

Law

33

ARTICLE XVI:  INDEMNITY; LIMITATION ON LIABILITY

34

16.1

Indemnities

34

16.2

Cooperation Regarding Claims

34

16.3

Limitation on Liability

34

16.4

Disputes

35

ARTICLE XVII:  DISPUTE RESOLUTION

35

17.1

Exclusive Procedure

35

17.2

Dispute Notices

35

17.3

Informal Resolution of Disputes

36

17.4

Continued Performance

36

17.5

Consolidation of Proceedings

36

ARTICLE XVIII:  MISCELLANEOUS

37

18.1

Applicable Law

37

18.2

Jury Trial

37

18.3

Notices

37

18.4

Counterparts

37

18.5

Severability

37

18.6

Parties Bound

37

18.7

Third-Party Beneficiaries

38

18.8

Entire Agreement

38

18.9

Headings and Table of Contents

38

18.10

Schedules and Exhibits

38

18.11

Amendments and Waivers

38

18.12

No Joint Venture

38

18.13

Survival

38

18.14

Waiver of Immunity

38

18.15

Further Assurances

39

EXHIBITS:

Exhibit A

Description of Unit 1, Unit 2 and New Common Facilities

Exhibit B

Form of Bill of Sale

Exhibit C

Form of Assignment and Assumption Agreement

Exhibit D

Elm Road Ownership Computations

Exhibit E

Form of Consent and Agreement

SCHEDULES:

Schedule 7.4A

Tax Matters (Tax Exempt New Common Facilities Owner)

Schedule 7.4B

Tax Matters (New Common Facilities Owner)

Schedule 18.3

Notice Information

NEW COMMON FACILITIES OWNERSHIP AGREEMENT

This NEW COMMON FACILITIES OWNERSHIP AGREEMENT (this “Agreement”), dated as of December 17, 2004, is entered into among ELM ROAD GENERATING STATION SUPERCRITICAL, LLC, a Wisconsin limited liability company (“ERGS SC”), MGE POWER ELM ROAD, LLC, a Wisconsin limited liability company (“MGE Power”), and WISCONSIN PUBLIC POWER INC., a Wisconsin municipal electric company (“WPPI”).

RECITALS:

WHEREAS, as part of its Power The Future initiative, Wisconsin Energy Corporation, a Wisconsin corporation (“WEC”), and its wholly owned subsidiary W.E. Power LLC, a Wisconsin limited liability company (“WE Power”), have filed an application with the Public Service Commission of Wisconsin (the “PSCW”) for a certificate of public convenience and necessity (a “CPCN”) to construct and own (i) an approximately 615 MW (net) supercritical pulverized coal electric generating facility and related facilities (as further described in Exhibit A, “Unit 1”), (ii) an approximately 615 MW (net) supercritical pulverized coal electric generating facility and related facilities (as further described in Exhibit A, “Unit 2”) and (iii) certain facilities utilized in common in the operation and maintenance of the New Units and, where applicable, one or more of the Existing Units (as further described in Exhibit A, the “New Common Facilities”) to be located on property owned by Wisconsin Electric Power Company, a Wisconsin corporation (“WEPCO”) and affiliate of WE Power;

WHEREAS, WE Power and ERGS SC, WE Power’s wholly-owned subsidiary, have been actively engaged in the preliminary development, design and engineering of the New Units and the New Common Facilities sufficient to support WEC’s and WE Power’s CPCN application and other permitting approval processes related thereto;

WHEREAS, if WEC and WE Power receive a satisfactory CPCN and certain other material Government Approvals, then ERGS SC may, in ERGS SC’s sole discretion, elect to proceed with the development, design, engineering, permitting, construction and commissioning of one or both of the New Units and the New Common Facilities in accordance with the Unit Ownership Agreements;

WHEREAS, if ERGS SC elects to proceed with one or both of the New Units and the New Common Facilities pursuant to the applicable provisions of the Unit Ownership Agreements, then each of MGE Power and WPPI may, in its sole discretion, elect to purchase an undivided ownership interest in one or both of the Unit 1 Facility and Unit 2; and

WHEREAS, ERGS SC, MGE Power and WPPI have set forth in this Agreement the terms and conditions by which they shall jointly own the New Common Facilities should MGE Power and/or WPPI become Unit Owners pursuant to one or both of the Unit Ownership Agreements.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ERGS SC, MGE Power and WPPI agree as follows:

ARTICLE I: DEFINITIONS; RULES OF INTERPRETATION

1.1

Definitions.  Unless the context otherwise requires, the following capitalized terms have the meanings given to them below:

“Active Owner” means ERGS or any other Person (other than MGE Power or WPPI) that has an ownership interest in one or more non-retired Units at the Elm Road Site that utilize one or more of the Components.

“Affiliate” means, with respect to any Person, (a) each entity that such Person Controls, (b) each Person that Controls such Person, and (c) each entity that is under common Control with such Person.

“Agreement” has the meaning given to such term in the Preamble to this Agreement.

“Business Day” means any day on which commercial banks are not authorized or required to close in Milwaukee, Wisconsin.

“Call Option Period” means, in respect of a given Retired Owner, the period of time commencing on the date on which the last New Unit in which such Retired Owner has a Unit Ownership Interest is retired pursuant to the applicable Unit Ownership Agreement and ending on the earlier of: (a) the date on which such Retired Owner elects to Transfer its Composite Component Ownership Interest pursuant to Section 13.3(a) of this Agreement, or (b) the date on which all of the Components in which such Retired Owner has a Component Ownership Interest are retired pursuant to Article X of this Agreement.

“Capital Improvements” has the meaning given to such term in Section 8.2(a) of this Agreement.

“Claims” means liabilities, obligations, damages, losses, demands, penalties, interest, fines, claims, actions, suits, judgments, settlements, and reasonable costs, fees, expenses and disbursements (including reasonable legal fees) and expenses and costs of investigation whether any of the foregoing be founded or unfounded, of any kind and nature whatsoever.

“Code” means the Internal Revenue Code of 1986.

“Commercial Operation Date” means the date on which Unit 1 or Unit 2 shall have achieved Commercial Operation (as such term is defined in the respective ERGS SC Facility Lease).

“Common Facilities O&M Agreement” means that certain Elm Road Generating Station Common Facilities Operating and Maintenance Agreement, dated as of the date hereof, among WEPCO, MGE and WPPI.

“Components” has the meaning given to such term in Exhibit A to this Agreement.

“Component Ownership Interest” means a Unit 1 Component Ownership Interest or a Unit 2 Component Ownership Interest.

“Composite Component Ownership Interest” means, for any given New Common Facilities Owner, such New Common Facilities Owner’s collective Total Component Ownership Interest in each of the Components.

“Condemnation Award” means any monetary award that a New Common Facilities Owner or Lessee/Owner Party receives, as a result of a taking of all or a portion of the New Common Facilities (or any Component) by an exercise of eminent domain or a similar right or power by a Governmental Authority, or as a result of a Governmental Authority order that the New Common Facilities (or any Component) cease to operate.

“Confidential Information” means, with respect to a Party, all proprietary and confidential business information and data of such Party (including Trade Secrets) that are not generally known by or readily ascertainable by or available to, on a legal or authorized basis, the general public; and which (i) has been expressly and clearly designated as confidential by the Party providing the information, (ii) are within a category of information that the Parties have designated as confidential, or (iii) the receiving Party would normally consider and treat as confidential if the information were its own.  In addition, “Confidential Information” shall include any information or data which was treated as “Confidential Information” pursuant to one or both of the Mutual Confidentiality Agreements.  For the avoidance of doubt, “Confidential Information” shall not include any such information:  (a) which is already known to the receiving Party; or (b) which (i) has become generally known to the public through no wrongful act of the receiving Party or its Representatives, (ii) has been received by the receiving Party from a third party without (to the receiving Party’s knowledge) restriction on disclosure and without (to the receiving Party’s knowledge) a breach by the third party of an obligation of confidentiality, (iii) is independently developed by the receiving Party without use of the Confidential Information received from a disclosing Party, or (iv) when received by the receiving Party constituted Confidential Information but, due to the passage of time, the factual predicate justifying treatment as Confidential Information no longer applies.

“Construction Account” means a bank account over which no New Common Facilities Owner or any of its Affiliates has control.

“Control” means the possession, directly or indirectly, through one or more intermediaries, of the following:

(a) (i)

in the case of a corporation, 50% or more of the outstanding voting securities thereof; (ii) in the case of a limited liability company, partnership, limited partnership or venture, the right to 50% or more of the distributions therefrom (including liquidating distributions); (iii) in the case of a trust or estate, including a business trust, 50% or more of the beneficial interest therein; and (iv) in the case of any other entity, 50% or more of the economic or beneficial interest therein; and

(b)

in the case of any entity, the power or authority, through ownership of voting securities, by contract or otherwise, to exercise a controlling influence over the management of the entity.

“CPCN” has the meaning given to such term in the Recitals of this Agreement.

“Dispute” has the meaning given to such term in Section 17.1 of this Agreement.

“Dispute Notice” has the meaning given to such term in Section 17.2 of this Agreement.

“Disputing Party” has the meaning given to such term in Section 17.2 of this Agreement.

“Elm Road Documents” means, collectively, this Agreement, the Unit Ownership Agreements, the Unit 1 O&M Agreement, the Unit 2 O&M Agreement, the Common Facilities O&M Agreement, the Unit 1 Construction Agreements and the Unit 2 Construction Agreements.

“Elm Road I Project Documents” means, collectively, this Agreement, the Unit 1 Ownership Agreement, the Unit 1 Construction Agreements, the Unit 1 O&M Agreement, the Common Facilities O&M Agreement, the ERGS SC Unit 1 Facility Lease, the ERGS SC Unit 1 Ground Lease, the ERGS SC Unit 1 Ground Sublease, the Unit 1 Property Rights Agreement and the MGE Power Unit 1 Facility Lease.

“Elm Road II Project Documents” means, collectively, this Agreement, the Unit 2 Ownership Agreement, the Unit 2 Construction Agreements, the Unit 2 O&M Agreement, the Common Facilities O&M Agreement, the ERGS SC Unit 2 Facility Lease, the ERGS SC Unit 2 Ground Lease, the ERGS SC Unit 2 Ground Sublease, the Unit 2 Property Rights Agreement and the MGE Power Unit 2 Facility Lease.

“Elm Road Site” means the land upon which Unit 1, Unit 2 and the New Common Facilities will be constructed, as described in greater detail in the ERGS SC Unit 1 Ground Lease and the ERGS SC Unit 2 Ground Lease.

“ERGS SC” has the meaning given to such term in the Preamble to this Agreement.

“ERGS SC Facility Leases” means, collectively, the ERGS SC Unit 1 Facility Lease and the ERGS SC Unit 2 Facility Lease.

“ERGS SC Unit 1 Facility Lease” means that certain Elm Road I Facility Lease Agreement, dated as of November 9, 2004, between WEPCO and ERGS SC.

“ERGS SC Unit 1 Ground Lease” means that certain Elm Road I Ground Lease and Easement Agreement, dated as of November 9, 2004, between WEPCO and ERGS SC.

“ERGS SC Unit 1 Ground Sublease” means that certain Elm Road I Ground Sublease Agreement, dated as of November 9, 2004, between WEPCO and ERGS SC.

“ERGS SC Unit 1 Lease Effective Date” has the meaning given to “Lease Effective Date” in the ERGS SC Unit 1 Facility Lease; provided, however, that if the ERGS SC Unit 1 Facility Lease has terminated or expired prior to such “Lease Effective Date”, then “ERGS SC Unit 1 Lease Effective Date” shall mean the Commercial Operation Date of Unit 1.

“ERGS SC Unit 2 Facility Lease” means that certain Elm Road II Facility Lease Agreement, dated as of November 9, 2004, between WEPCO and ERGS SC.

“ERGS SC Unit 2 Ground Lease” means that certain Elm Road II Ground Lease and Easement Agreement, dated as of November 9, 2004, between WEPCO and ERGS SC.

“ERGS SC Unit 2 Ground Sublease” means that certain Elm Road II Ground Sublease Agreement, dated as of November 9, 2004, between WEPCO and ERGS SC.

“ERGS SC Unit 2 Lease Effective Date” has the meaning given to “Lease Effective Date” in the ERGS SC Unit 2 Facility Lease; provided, however, that if the ERGS SC Unit 2 Facility Lease has terminated or expired prior to such “Lease Effective Date”, then “ERGS SC Unit 2 Lease Effective Date” shall mean the Commercial Operation Date of Unit 2.

“Event of Loss” means any loss of, destruction or damage to, or taking of any part of the New Common Facilities (or any Component).

“Event of Total Loss” means, with respect to the New Common Facilities (or any Component): (a) all or substantially all of the New Common Facilities (or any Component), shall be damaged to the extent of being completely or substantially completely destroyed; (b) any damage to the New Common Facilities (or any Component) that results in an insurance settlement with respect thereto on the basis of a total loss or an agreed constructive or a compromised total loss of the New Common Facilities (or any Component); or (c) all or substantially all of or a material portion of the New Common Facilities (or any Component) has been taken by exercise of eminent domain or a similar right or power by a Governmental Authority, or a Governmental Authority shall order the New Common Facilities (or any Component) to cease to operate permanently.

“Existing Common Facilities” means any and all facilities, components, equipment and materials which are (a) utilized in support of the operation and maintenance of the Existing Units and one or both New Units, (b) owned by WEPCO and located on the Land (as such term is defined in the ERGS SC Unit 1 Ground Lease and the ERGS SC Unit 2 Ground Lease) and (c) in-place and operational prior to the initiation of construction of the Unit 1 Facility, as such facilities, components, equipment and materials may be repaired from time to time.

“Existing Units” means WEPCO’s existing four coal-based electric generating units and one oil-based electric generating unit and related facilities at its Oak Creek generating facility, including any improvements thereto, other than the Existing Common Facilities, and any replacement or additional units installed on the site now occupied by the Existing Units, other than the New Units.

“Financing Documents” means each agreement, document or instrument pursuant to which a New Common Facilities Owner or one of its Affiliates is provided construction and/or term debt financing and/or working capital and/or other financing or refinancing in connection with the Project by one or more Lenders, and each other agreement, document or instrument delivered in connection with any of the foregoing.

“Government Approval” means any authorization, consent, approval, license, lease, ruling, permit, tariff, rate, certification, exemption, variance, order, judgment, decree, publication, declaration or registration issued by any Governmental Authority.

“Governmental Authority” means any applicable federal, state, county, municipal or other government, quasi-government or regulatory authority, agency, board, body, commission, instrumentality, court or tribunal, or any political subdivision of any thereof.

“Gross Negligence” shall be determined by reference to the Wisconsin common law concept of gross negligence, provided that no Party shall use the absence of a gross negligence concept under Wisconsin law as a defense to a claim alleging Gross Negligence or as a basis to substitute a standard other than Gross Negligence where provided for in this Agreement.

“Indemnified Party” has the meaning given to such term in Section 16.2 of this Agreement.

“Indemnifying Party” has the meaning given to such term in Section 16.2 of this Agreement.

“Law” means any statute, law, regulation, ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement, directive, guideline, policy, requirement, or other governmental restriction or any similar form of decision of or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority or judicial or administrative body, whether now or hereafter in effect.

“Lenders” means the banks, bond and commercial paper holders and/or financial institutions (together with their administrative agents, collateral agents, depositary banks and other agents) and/or other Persons which provide construction and/or term debt financing and/or working capital and/or other financing or refinancing to a New Common Facilities Owner or one of its Affiliates in connection with the Project pursuant to one or more Financing Documents.

“Lessee” means (a) in respect of ERGS SC, WEPCO as lessee under the ERGS SC Unit 1 Facility Lease and/or the ERGS SC Unit 2 Facility Lease, and (b) in respect of MGE Power, MGE as lessee under the MGE Power Unit 1 Facility Lease and/or the MGE Power Unit 2 Facility Lease.

“Lessee/Owner Parties” has the meaning given to such term in the Common Facilities O&M Agreement.

“Lien” means, with respect to any property, any mortgage, lien, pledge, charge, lease, easement, servitude, right of others, security interest or encumbrance of any kind in respect of such property.

“Loss Proceeds” means all proceeds (including insurance proceeds) payable by a third-party (including an insurer or re-insurer) to any New Common Facilities Owner or Lessee/Owner Party in respect of an Event of Loss or an Event of Total Loss pursuant to insurance required to be maintained pursuant to Sections 9.1(a) or 9.1(b) of this Agreement; provided that “Loss Proceeds” shall not include any third-party liability insurance proceeds or other insurance proceeds payable directly to a third party in accordance with the terms of such insurance policy.

“Measurement Basis” has the meaning given to such term in Exhibit D to this Agreement.

“MGE” means Madison Gas & Electric Company, a Wisconsin corporation and an Affiliate of MGE Power.

“MGE Power” has the meaning given to such term in the Preamble to this Agreement.

“MGE Power Unit 1 Facility Lease” means that certain Elm Road I Facility Lease Agreement in respect of Unit 1, to be entered into by MGE and MGE Power in the form approved by the PSCW.

“MGE Power Unit 2 Facility Lease” means that certain Elm Road II Facility Lease Agreement in respect of Unit 2, to be entered into by MGE and MGE Power in the form approved by the PSCW.

“Mutual Confidentiality Agreements” means the Mutual Confidentiality Agreement, dated as of July 12, 2002, between WEC and WPPI and the Mutual Confidentiality Agreement, dated as of January 13, 2003, between WEC and MGE.

“New Common Facilities” has the meaning given to such term in the Recitals to this Agreement.

“New Common Facilities Owner” means any Person who owns a Component Ownership Interest.

“New Common Facilities Service Costs” means 50% of all Service Costs (as such term is defined in the Unit 1 Ownership Agreement) incurred and allocable to the New Common Facilities in accordance with Exhibit D of the Unit 1 Ownership Agreement, plus Carrying Costs (as such term is defined in the Unit 1 Ownership Agreement and applying the percentage in clause (b)(i) of such definition).

“New Unit” means Unit 1 or Unit 2 and “New Units” means, collectively, Unit 1 and Unit 2.

“NPV of Retirement Costs” means, with respect to any Component at any time, the net present value of the aggregate amount of costs and expenses which would be incurred pursuant to Section 10.2 to retire permanently such Component from service.  The aggregate costs and expenses to be present-valued shall be determined by calculating the costs to retire the Component at the time the calculation is being made, and escalating such figure to the expected time of retirement of such Component.  The costs and expenses and the time of retirement shall be determined by an independent appraiser mutually acceptable to the Retiring Owner(s) and Active Owner(s).  For purposes of this definition, (a) the net present value shall be determined using an annual discount rate equal to the annual after-tax effective RRLF% from the ERGS SC Unit 1 Facility Lease and (b) the escalation shall be determined using an annual percentage rate equal to the average of the latest available GDP-IPD annual numbers provided by the Department of Commerce, Bureau of Economic Analysis during the immediately preceding ten years.

“Operating Agent” means the “Operating Agent” under the Unit 1 O&M Agreement, the Unit 2 O&M Agreement or the Common Facilities O&M Agreement, as the context may require.

“Organic Documents” means: (a) with respect to any Person that is a corporation, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock; (b) with respect to any Person that is a limited partnership, its certificate of limited partnership and partnership agreement; (c) with respect to any Person that is a limited liability company, its certificate of formation and its limited liability company agreement, and (d) with respect to WPPI and/or any WPPI Member, the legislation enabling its formation, its formation contracts and its by-laws, in each case, as amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

“Participation Agreements” means, collectively, (a) that certain Agreement Granting Rights and Establishing Terms for Ownership Participation in Wisconsin Energy Corporation’s Proposed Elm Road Generating Station, dated July 24, 2002, between WEC and WPPI and (b) that certain Letter Agreement for Termination of Option Agreement, dated January 31, 2003, between WEC and MGE.

“Party” or “Parties” means ERGS SC, MGE Power and WPPI.

“Permitted Encumbrances” means, in respect of any property:

(a)

Liens for Taxes, assessments or governmental charges not due and delinquent;

(b)

Liens for Taxes, assessments or governmental charges already due, but whose validity or amount is being contested in good faith, by appropriate proceedings initiated timely and diligently prosecuted, and for which adequate reserves in accordance with generally accepted accounting principles are maintained against any adverse determination of such contest or a bond in the full amount thereof has been posted;

(c)

carrier’s, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business or incident to the construction or improvement of such property in respect of obligations which are not overdue for a period of more than 30 days or which are being contested in good faith, by appropriate proceedings initiated timely and diligently prosecuted, and for which adequate reserves in accordance with generally accepted accounting principles are maintained against any adverse determination of such contest or a bond in the full amount thereof has been posted;

(d)

easements, rights of way, reservation, restrictions, covenants, party-wall agreements, agreements for joint or common use, landlords’ rights of distraint and other similar encumbrances affecting such property, granted in the ordinary course of business, which in the aggregate are not material in amount and which do not in the aggregate materially detract from the value of such property subject thereto or impair the use of such property for the purposes for which it is held;

(e)

court proceedings affecting such property, provided the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings initiated in a timely manner and diligently prosecuted, and for which adequate reserves in accordance with generally accepted accounting principles are maintained against any adverse determination of such contest or a bond in the full amount thereof has been posted;

(f)

minor defects and irregularities in title to such property, which do not in the aggregate materially impair the value of such property or the use of such property for the purposes for which it is held; and

(g)

Liens arising in connection with Liens pursuant to the Security Documents, if any.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an unincorporated organization or any government or political subdivision thereof.

“Project” means, collectively, the development, design, engineering, permitting, construction and commissioning of the New Common Facilities.

“Project Manager” means Elm Road Services LLC, a Wisconsin limited liability company, in its capacity as “Project Manager” under the Unit Ownership Agreements.

“Prudent Utility Practice” means any of the practices, methods and acts, which, in the exercise of reasonable judgment in the light of the facts known at the time the decision was made (including, but not limited to, the practices, methods and acts engaged in or approved by a significant portion of the electric generating power industry prior thereto), reasonably could have been expected to accomplish the desired result consistent with reliability, safety, good business practice and expediency.  Prudent Utility Practice is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather is a spectrum of possible practices, methods or acts which reasonably could have been expected to accomplish the desired result at a reasonable cost consistent with reliability, safety, good business practice and expediency.  Prudent Utility Practice includes due regard for manufacturers’ warranties, environmental considerations, and the requirements of Governmental Authorities that have jurisdiction.  In applying the standard of Prudent Utility Practice to any matter under this Agreement, equitable consideration shall be given to the circumstances, requirements and obligations of each of the Parties.

“PSCW” has the meaning given to such term in the Recitals to this Agreement.

“Purchase Price” has the meaning given to such term in Section 4.1(b)(ii) of this Agreement.

“Put Option Period” means, in respect of a Retired Owner, a period of time commencing on the date on which the last New Unit in which such Retired Owner has a Unit Ownership Interest is retired pursuant to the applicable Unit Ownership Agreement and ending on the earlier of: (a) the date on which one or more Active Owner(s) elect to acquire the Composite Component Ownership Interest of such Retired Owner pursuant to Section 13.3(b) of this Agreement, or (b) the date on which all of the Components in which such Retired Owner has a Component Ownership Interest are retired pursuant to Article X of this Agreement.

“Reconstruction Agent” has the meaning given to such term in Section 9.2(a)(ii)(B) of this Agreement.

“Representatives” means, in respect of a Person, the officers, directors, employees, agents, advisors or representatives of such Person; provided, however, that neither the Operating Agent, the Project Manager nor any agent appointed pursuant to Article V shall be a Representative of any New Common Facilities Owner for purposes of Section 12.4 and Article XVI of this Agreement.

“Retired Owner” means each of MGE Power and/or WPPI if and when each has no Unit Ownership Interest in any New Unit that utilizes one or more of the Components, but continues to have one or more Component Ownership Interests.

“Retirement Price” means, with respect to a given Component at any time, (a) the net book value of such Component at such time (i.e., the depreciated cost of such Component based upon the books maintained in accordance with this Agreement and the Unit 1 Ownership Agreement), less (b) the NPV of Retirement Costs of such Component pro-rated for the numbers of years such Component has been in operation relative to the estimated useful life of such Component as determined by the independent appraiser in connection with its determination of the NPV of Retirement Costs for such Component.  For purposes of Section 4.1(b)(v) of this Agreement, the “Retirement Price” of any Component determined above shall be pro rated for each Retired Owner based on its Total Component Ownership Interest in such Component.

“Retiring Owner(s)” has the meaning given to such term in Section 13.3(a) of this Agreement.

“Security Documents” means with respect to a New Common Facilities Owner or one of its Affiliates, all security agreements, pledges, consents and other security documents, if any, granting Liens to its Lenders to secure its Secured Obligations.

“Secured Obligations” means with respect to a New Common Facilities Owner or one of its Affiliates, the obligations and liabilities of such New Common Facilities Owner or Affiliate under its Financing Documents, if any.

“Taxes” and “Tax” means any and all fees (including documentation, recording, license and registration fees), taxes (including income (whether net, gross or adjusted gross), gross receipts, lease, sublease, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto imposed by any Governmental Authority.

“Tax Indemnifying Party” has the meaning given to such term in Section 7.2(b) of this Agreement.

“Tax Indemnitee Party” has the meaning given to such term in Section 7.2(b) of this Agreement.

“Total Component Ownership Interest” means, for any given New Common Facilities Owner and any given Component, such New Common Facilities Owner’s combined Unit 1 Component Ownership Interest and Unit 2 Component Ownership Interest in such Component.

“Total New Common Facilities Weighted Ownership Percentage” has the meaning given to such term in Exhibit D to this Agreement.

“Trade Secret” means, with respect to a Party, information of such Party, including a formula, pattern, compilation, program, device, technique or process, which (a) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other Persons who can obtain economic value from its disclosure or use and (b) is the subject of efforts to maintain its secrecy that are reasonable under the circumstances.

“Transfer” has the meaning given to such term in Section 13.1(a) of this Agreement.

“Transfer Date” has the meaning given to such term in Section 4.1(a) of this Agreement.

“Transferee” has the meaning given to such term in Section 4.1(a) of this Agreement.

“Transferor” has the meaning given to such term in Section 4.1(a) of this Agreement.

“Unit Owner” means a Unit 1 Owner or a Unit 2 Owner.

“Unit Ownership Agreements” means the Unit 1 Ownership Agreement and the Unit 2 Ownership Agreement.

“Units” means the Existing Units and the New Units.

“Unit 1” has the meaning given to such term in the Recitals to this Agreement.

“Unit 1 Component Ownership Interest” has the meaning given to such term in Section 2.2(a) of this Agreement.

“Unit 1 Construction Agreements” has the meaning given to “Construction Agreements” in the Unit 1 Ownership Agreement.

“Unit 1 Facility” means Unit 1 and, prior to the ERGS SC Unit 1 Lease Effective Date, the New Common Facilities.

“Unit 1 Facility Ownership Interest” means, in respect of a Unit 1 Owner, the Unit 1 Ownership Interest and, prior to the ERGS SC Unit 1 Lease Effective Date, the Unit 1 Component Ownership Interest(s) of such Unit 1 Owner.

“Unit 1 O&M Agreement” means that certain Elm Road Generating Station Unit 1 Operating and Maintenance Agreement, dated as of the date hereof, among WEPCO, MGE and WPPI.

“Unit 1 Owners” means ERGS SC and each other Person that becomes a Unit 1 Owner in accordance with the terms and conditions of the Unit 1 Ownership Agreement.

“Unit 1 Ownership Agreement” means that certain Elm Road I Ownership Agreement, dated as of the date hereof, among ERGS SC, MGE Power, WPPI, the Project Manager and, solely for purposes of Section 18.16 therein, WE Power.

“Unit 1 Ownership Interest” has the meaning given to such term in the Unit 1 Ownership Agreement.

“Unit 1 Property Rights Agreement” means that certain Elm Road Generating Station Unit 1 Easement and Indemnification Agreement, dated as of the date hereof, among WEPCO, MGE Power and WPPI.

“Unit 2” has the meaning given to such term in the Recitals to this Agreement.

“Unit 2 Component Ownership Interest” has the meaning given to such term in Section 2.2(b) of this Agreement.

“Unit 2 Construction Agreements” has the meaning given to “Construction Agreements” in the Unit 2 Ownership Agreement.

“Unit 2 O&M Agreement” means that certain Elm Road Generating Station Unit 2 Operating and Maintenance Agreement, dated as of the date hereof, among WEPCO, MGE and WPPI.

“Unit 2 Owners” means ERGS SC and each other Person that becomes a Unit 2 Owner in accordance with the terms and conditions of the Unit 2 Ownership Agreement.

“Unit 2 Ownership Agreement” means that certain Elm Road II Ownership Agreement, dated as of the date hereof, among ERGS SC, MGE Power, WPPI, the Project Manager and, solely for purposes of Section 18.16 therein, WE Power.

“Unit 2 Ownership Interest” has the meaning given to such term in the Unit 2 Ownership Agreement.

“Unit 2 Property Rights Agreement” means that certain Elm Road Generating Station Unit 2 Easement and Indemnification Agreement, dated as of the date hereof, among WEPCO, MGE Power and WPPI.

“Units” means the Existing Units and the New Units.

“WEC” has the meaning given to such term in the Recitals to this Agreement.

“WE Power” has the meaning given to such term in the Recitals to this Agreement.

“WEPCO” has the meaning given to such term in the Recitals to this Agreement.

“WPPI” has the meaning given to such term in the Preamble to this Agreement.

“WPPI Member” means a member of WPPI under its Organic Documents.

1.2

Rules of Interpretation and Construction.

(a)

Interpretation.  In this Agreement, unless a clear contrary intention appears:

(i)

the singular number includes the plural number and vice versa;

(ii)

reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

(iii)

reference to either gender includes the other gender;

(iv)

reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified from time to time in accordance with the terms thereof;

(v)

reference to any Law means such Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Law means that provision of such Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or re-enactment of such section or other provision;

(vi)

reference to any Preamble, Recital, Article, Section, Annex, Schedule or Exhibit of this Agreement means such Article or Section thereof or Preamble, Recital, Annex, Schedule or Exhibit thereto;

(vii)

“hereunder”, “hereof”, “hereto” and words of similar import shall be deemed references to this document as a whole and not to any particular Article, Section or other provision thereof;

(viii)

“including” (and with the correlative meaning “include”) means including without limiting the generality of any description preceding such term; and

(ix)

with respect to any rights and obligations of the Parties under this Agreement, all such rights and obligations shall be construed to the extent permitted by applicable Law.

(b)

Computation of Time Periods.  For purposes of computation of periods of time under this Agreement, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.  If a Party is required to take an action pursuant to this Agreement and the day on which such action becomes due is not a Business Day, then such action shall be taken on the next day that is a Business Day.

(c)

Accounting Terms and Determinations.  Unless otherwise specified in this Agreement, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and any financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles in the United States as in effect from time to time applied on a consistent basis.

(d)

Coordination With Other Agreements.  If there is any conflict between this Agreement and any of the other Elm Road Documents, this Agreement and the Elm Road Document(s) shall be interpreted and construed, if possible, so as to avoid or minimize such conflict.

(e)

Legal Representation of the Parties.  This Agreement was negotiated by the Parties with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party as the drafter shall not apply to any construction or interpretation thereof.

(f)

Payments.  All payments permitted or required to be made by or on behalf of the Parties under the terms of this Agreement shall be made to the account or accounts designated by the Party to which the payment is owed, by wire transfer (in immediately available funds in the lawful currency of the United States).

(g)

Computation of Component Ownership Interests and Total New Common Facilities Weighted Ownership Interests.  Notwithstanding any provision to the contrary in this Agreement, the Parties acknowledge and agree that for purposes of this Agreement, each New Common Facilities Owner’s Component Ownership Interest in each of the Components and Total New Common Facilities Weighted Ownership Percentage shall be determined (i) after the ERGS SC Unit 1 Lease Effective Date and prior to the date on which the first New Unit is retired in accordance with Exhibit D, an electronic copy of which was distributed by ERGS SC to the other Parties on the date hereof and is incorporated herein and (ii) after the first New Unit is retired, in accordance with Sections 13.3, 4.1(b)(iv) and 4.1(b)(v).

ARTICLE II:  OWNERSHIP OF THE NEW COMMON FACILITIES

2.1

New Common Facilities Owners.  Each Party that owns a Unit 1 Component Ownership Interest in accordance with the Unit 1 Ownership Agreement on the ERGS SC Unit 1 Lease Effective Date shall be a New Common Facilities Owner.

2.2

Component Ownership Interests.

(a)

Unit 1 Component Ownership Interests.  Effective as of the ERGS SC Unit 1 Lease Effective Date, each Party shall have the percentage undivided ownership interest in each Component which is allocated to Unit 1 (each, a “Unit 1 Component Ownership Interest”) pursuant to the Unit 1 Ownership Agreement.  If at any time after the ERGS SC Unit 1 Lease Effective Date, a New Common Facilities Owner Transfers all or a portion of its Unit 1 Ownership Interest to a transferee in accordance with the terms of the Unit 1 Ownership Agreement, then, subject to satisfaction of the applicable conditions in Section 4.1, such New Common Facilities Owner shall also Transfer to such transferee all of the Unit 1 Component Ownership Interests which are allocated (in accordance with Exhibit D) to the Unit 1 Ownership Interest being Transferred.  Effective upon such Transfer, (i) the transferee shall become a New Common Facilities Owner, if it is not already, and shall succeed to the Unit 1 Component Ownership Interests Transferred and (ii) the transferor’s Unit 1 Component Ownership Interests shall be reduced by the amount of Unit 1 Component Ownership Interests so Transferred.

(b)

Unit 2 Component Ownership Interests.  If MGE Power, WPPI and/or any other Person becomes a Unit 2 Owner and acquires a Unit 2 Ownership Interest before the ERGS SC Unit 2 Lease Effective Date in accordance with the terms of the Unit 2 Ownership Agreement, then, subject to satisfaction of the applicable conditions in Section 4.1, effective upon the ERGS SC Unit 2 Lease Effective Date (i) such Person shall become a New Common Facilities Owner, if it is not already, (ii) such Person shall, in accordance with (iii) below, acquire from the then existing New Common Facilities Owner(s), a percentage undivided ownership interest in each Component which is allocated to Unit 2 in accordance with Exhibit D (each, a “Unit 2 Component Ownership Interest”), and (iii) each then existing New Common Facilities Owner(s) shall Transfer a portion of each of its Unit 1 Component Ownership Interests to such Person such that, effective upon such Transfer, the Unit 1 Component Ownership Interests, if any, and the Unit 2 Component Ownership Interests, if any, of each of the New Common Facilities Owners (including any Person(s) becoming a New Common Facilities Owner pursuant to this sentence) shall be in accordance with Exhibit D; provided, however, that in no event shall the provisions of Section 2.2(b)(i) – (iii) apply to MGE Power or WPPI if on or before the ERGS SC Unit 2 Lease Effective Date such Party has provided ERGS SC written notice pursuant to Section 12.2(a) of the Unit 2 Ownership Agreement of its withdrawal from the Unit 2 Ownership Agreement.  If at any time on or after the ERGS SC Unit 2 Lease Effective Date, a New Common Facilities Owner Transfers all or a portion of its Unit 2 Ownership Interest to a transferee in accordance with the terms of the Unit 2 Ownership Agreement, then, subject to satisfaction of the applicable conditions in Section 4.1, such New Common Facilities Owner shall also Transfer to such transferee all of the Unit 2 Component Ownership Interests which are allocated (in accordance with Exhibit D) to the Unit 2 Ownership Interest being Transferred.  Effective upon such Transfer, (i) the transferee shall become a New Common Facilities Owner, if it is not already, and shall succeed to the Unit 2 Component Ownership Interests Transferred and (ii) the transferor’s Unit 2 Component Ownership Interests shall be reduced by the amount of Unit 2 Component Ownership Interests so Transferred.

(c)

Change in Measurement Basis.  Effective as of the ERGS SC Unit 1 Lease Effective Date, Exhibit D to this Agreement shall automatically be amended to be consistent with Exhibit D to the Unit 1 Ownership Agreement as in effect on the ERGS SC Unit 1 Lease Effective Date.  The Parties acknowledge and agree that if one or more of the Existing Units are retired, the Measurement Basis values attributed to the retired Existing Units in computing Component Ownership Interests in Exhibit D will not change.

2.3

Tenancies-in-Common.  The New Common Facilities Owners shall own their respective Total Component Ownership Interests in each of the Components as tenants-in-common.

ARTICLE III: RIGHTS AND OBLIGATIONS OF THE PARTIES

3.1

Effectiveness of Rights and Obligations of the Parties.  The Parties acknowledge and agree that:

(a)

the rights and obligations of the Parties under this Agreement (other than this Section 3.1 and Section 3.2 and Articles I, XII, XIII, XIV, XV, XVI, XVII and XVIII) shall not be binding upon the Parties until the ERGS SC Unit 1 Lease Effective Date, and shall, as appropriate, continue beyond the date on which any such Parties become New Common Facilities Owners under this Agreement; and

(b)

the rights and obligations of the Parties under this Section 3.1 and Section 3.2 and Articles I, XII, XIII, XIV, XV, XVI, XVII and XVIII shall be binding upon the Parties as of the date of this Agreement.

3.2

Rights and Obligations with Respect to Government Approvals.  Each Party shall use commercially reasonable efforts:

(a)

to obtain any Government Approvals required to execute, deliver and perform its obligations under this Agreement and to own any of its Component Ownership Interests;

(b)

to actively and publicly support the efforts of the other Parties to obtain the Government Approvals required to be obtained by them pursuant to Section 3.2(a); and

(c)

if it participates in any proceedings relating to the Government Approvals required to be obtained by the other Parties pursuant to Section 3.2(a), (i) to support the issuance of all such Government Approvals that are consistent with this Agreement and the other Elm Road Documents, and (ii) to oppose the efforts of other Persons to adversely affect any Party’s rights under this Agreement or the other Elm Road Documents.

ARTICLE IV: CONDITIONS TO TRANSFERS OF COMPONENT OWNERSHIP INTERESTS

4.1

Transfers of Component Ownership Interests.  Except as otherwise provided in Section 2.2 and Article XIII:

(a)

Conditions Precedent to all Transfers.  In no event may a New Common Facilities Owner (“Transferor”) Transfer any of its Component Ownership Interests to another Person (“Transferee”) unless and until all of the following conditions precedent to such Transfer have been satisfied or waived by the Party for whose benefit such conditions exist as of the date of such Transfer (the “Transfer Date”):

(i)

if Transferee is not already a New Common Facilities Owner, Transferee must deliver to Transferor, with copies to each of the other New Common Facilities Owners, an assignment and assumption agreement in respect of Transferee’s assumption of Transferor’s rights and obligations under this Agreement in respect of the Component Ownership Interests being Transferred, substantially in the form of Exhibit C, duly executed by Transferee;

(ii)

either (A) Transferor must not be in default of any of its material obligations under this Agreement on the Transfer Date or (B) such default must be cured on or prior to the Transfer Date;

(iii)

where a Transferor seeks to Transfer all or a portion of its Unit 1 Ownership Interest, then Transferor must Transfer to the same Transferee (A) Transferor’s Unit 1 Ownership Interest in accordance with the applicable provisions of the Unit 1 Ownership Agreement, including the conditions precedent to such Transfer of the Unit 1 Ownership Interest set forth therein and (B) Transferor’s Unit 1 Component Ownership Interests allocated (in accordance with Exhibit D) to the Unit 1 Ownership Interest being Transferred;

(iv)

where a Transferor seeks to Transfer all or a portion of its Unit 2 Ownership Interest, then Transferor must Transfer to the same Transferee (A) Transferor’s Unit 2 Ownership Interest in accordance with the applicable provisions of the Unit 2 Ownership Agreement, including the conditions precedent to such Transfer of the Unit 2 Ownership Interest set forth therein and (B) Transferor’s Unit 2 Component Ownership Interests allocated (in accordance with Exhibit D) to the Unit 2 Ownership Interest being Transferred;

(v)

Transferor and Transferee must provide to the other New Common Facilities Owners such other documents as the other New Common Facilities Owners may reasonably request in connection with the Transfer of the Component Ownership Interests and the assumption by Transferee of Transferor’s rights and obligations under this Agreement in respect of the Component Ownership Interests being Transferred; and

(vi)

Transferor and Transferee must comply with all applicable Laws and Government Approvals in connection with the Transfer, including any restrictions imposed on Transferor and/or Transferee by the PSCW.

(b)

Conditions Precedent to Transfers of Component Ownership Interests Between Existing New Common Facilities Owners.  In addition to the conditions precedent set forth in Section 4.1(a), in no event may a Transferor Transfer any of its Component Ownership Interests to a Transferee that is already a New Common Facilities Owner unless and until all of the following conditions precedent to such Transfer have been satisfied or waived by the Party for whose benefit such conditions exist as of the Transfer Date:

(i)

Transferor must deliver to Transferee a bill of sale in respect of the Component Ownership Interests being Transferred to Transferee substantially in the form of Exhibit B, duly executed by Transferor;

(ii)

if the Transfer is in connection with a Transfer of a Unit 1 Component Ownership Interest from a Unit 1 Owner to a Unit 2 Owner on the ERGS SC Unit 2 Lease Effective Date in accordance with the first sentence of Section 2.2(b), then Transferee (A) must pay to each Transferor an amount (the “Purchase Price”) in respect of the Component Ownership Interests being Transferred by such Transferor determined in accordance with Exhibit D and (B) must reimburse each Transferor such Transferor’s pro rata share (calculated in accordance with Exhibit D) of the New Common Facilities Service Costs;

(iii)

if the Transfer is in connection with a Transfer of a Unit 2 Ownership Interest pursuant to Section 12.2(b) of the Unit 2 Ownership Agreement after the ERGS SC Unit 2 Lease Effective Date, then each Transferee shall pay to Transferor such Transferee’s pro rata share (based on the Unit 2 Component Ownership Interests that it is purchasing from Transferor) of the Purchase Price and the New Common Facilities Service Costs paid by Transferor pursuant to Section 4.1(b)(ii);

(iv)

if the Transfer is pursuant to Section 13.3(a), then on the Transfer Date, the Retired Owner shall pay to the Active Owner(s) an amount equal to the sum of the pro rata amounts (based on the Retired Owner’s respective Total Component Ownership Interests) of the NPV of Retirement Costs of each Component in which the Retired Owner has a Component Ownership Interest which is being Transferred to the Active Owner(s), provided that if there is more than one Active Owner, then the Active Owners shall each be paid based on their respective Total Component Ownership Interests;

(v)

if the Transfer is pursuant to Section 13.3(b), then on the Transfer Date, each Active Owner shall pay to (or receive from, if the Retirement Price is negative) each Retired Owner a pro rata amount (based on each Active Owner’s respective Total Component Ownership Interests) of the Retirement Price of each Component in which such Retired Owner has a Component Ownership Interest which is being Transferred to the Active Owner(s);

(vi)

if (A) the Transfer is to ERGS SC in connection with a Transfer of a Unit 1 Ownership Interest or a Unit 2 Ownership Interest in accordance with the provisions of Section 9.5 of the Unit 1 Ownership Agreement or the Unit 2 Ownership Agreement, respectively, and (B) Transferor received Loss Proceeds in respect of the Component Ownership Interests being Transferred which Transferor paid or caused to be paid to a Construction Account pursuant to Section 9.4(a), then ERGS SC shall pay to Transferor an amount equal to the amount of Loss Proceeds that would have been paid to Transferor pursuant to the insurance coverage obtained for the New Common Facilities Owners pursuant to Section 9.1 if the Components in which Transferor is Transferring its Component Ownership Interests were not repaired or reconstructed pursuant to Section 9.2;

(vii)

Transferor must deliver to Transferee evidence reasonably satisfactory to Transferee that Transferor has good and marketable title to the Component Ownership Interests being Transferred and that such Component Ownership Interests are free and clear of all Liens other than those specified in paragraphs (a) through (f) of the definition of Permitted Encumbrances;

(viii)

Transferor must deliver to Transferee executed releases from all holders of Liens (other than those specified in paragraphs (a) through (f) of the definition of Permitted Encumbrances) on the Component Ownership Interests, releasing from such Liens the Component Ownership Interests being Transferred to Transferee; and

(ix)

Transferor and Transferee must provide to one another such other documents as they may reasonably request in connection with the Transfer of the Component Ownership Interests and the assumption by Transferee of Transferor’s rights and obligations under this Agreement in respect of the Component Ownership Interests being Transferred.

4.2

Closing Costs.  In addition to the obligations of the respective Parties set forth in Section 4.1, if Transferor is Transferring any of its Component Ownership Interests to a Transferee that is already a New Common Facilities Owner, each Party shall bear its own closing costs, including any Taxes (other than transfer Taxes) and fees imposed by Law upon it in connection the acquisition and transfer of the Component Ownership Interests contemplated in this Article IV.  Notwithstanding any provision in this Agreement to the contrary, any and all transfer Taxes which arise as a result of a Transfer of any Component Ownership Interests pursuant to Section 4.1(b) shall be borne equally by Transferor and Transferee.

4.3

Effectiveness of Rights and Obligations.

(a)

MGE Power and WPPI shall be subject to all of the obligations and liabilities of the New Common Facilities Owners and shall enjoy all of the rights and benefits of the New Common Facilities Owners to the extent of their respective Component Ownership Interests, in each case, as provided for in this Agreement effective as of the date each such Party becomes a New Common Facilities Owner in accordance with the terms and conditions of Articles II and IV.

(b)

Each Transferee (who is not already a New Common Facilities Owner) shall be subject to all of the obligations and liabilities of the New Common Facilities Owners and shall enjoy all of the rights and benefits of the New Common Facilities Owners to the extent of its Transferred Component Ownership Interests, in each case, as provided for in this Agreement, effective as of the date each such Transferee becomes a New Common Facilities Owner in accordance with the terms and conditions of Articles II and IV.

4.4

Release.  If a Transferor Transfers all, but not less than all, of its Composite Component Ownership Interest in accordance with this Article IV, then effective as of the date of the Transfer, such Transferor shall cease to be a party to this Agreement and shall be released from all of its obligations under this Agreement other than those obligations arising prior to the date of the Transfer and those obligations which survive termination of this Agreement pursuant to Section 18.13.

ARTICLE V:  APPOINTMENT OF NEW COMMON FACILITIES AGENT

If two or more of the New Common Facilities Owners determine that they require an agent to act on their behalf in connection with the performance of their obligations and the exercise of their rights under this Agreement, then the New Common Facilities Owners shall enter into an agreement with the Project Manager or such other Person as the New Common Facilities Owners may select by a vote of the New Common Facilities Owners pursuant to Article XI to serve as their agent on terms substantially similar to the terms by which the Project Manager serves as the agent to the Unit 1 Owners and the Unit 2 Owners under the respective Unit Ownership Agreements.

ARTICLE VI:  PAYMENTS BY THE NEW COMMON FACILITIES OWNERS

If a New Common Facilities Owner reasonably believes that it will incur, or has incurred, costs or expenses on behalf of one or more of the other New Common Facilities Owners, then such New Common Facilities Owner shall provide written notice thereof to the other New Common Facilities Owners.  The New Common Facilities Owners shall meet and negotiate in good faith to reach agreement on whether such costs and expenses are being prudently incurred on behalf of the New Common Facilities Owners and, if so, an equitable basis on which such costs and expenses should be shared by the affected New Common Facilities Owners.

ARTICLE VII:  TAXES

7.1

Tenants in Common.  It is the intent of the Parties that each New Common Facilities Owner shall be treated as the owner of the New Common Facilities to the extent of its Composite Component Ownership Interest, and that the Parties shall not be treated as partners, for federal, state or local income tax purposes.  Each Party agrees and covenants that it shall not take or omit to take any action or reporting position with any Governmental Authority contrary to this Section 7.1.  Furthermore, each Party agrees that to the extent permitted by Section 761 of the Code and the Treasury Regulations thereunder, it will, in a timely manner, cooperate in ERGS SC’s filing of the election provided for in Section 1.761-2(b) of the Treasury Regulations to elect out of the provisions of Subchapter K of the Code.

7.2

Liability and Compliance.

(a)

Except as provided in Section 4.2, to the extent possible, each New Common Facilities Owner shall, or shall cause its Lessee (if any) to, separately report, and to promptly and timely file returns, reports or statements with respect to, and be responsible for and pay to each applicable Governmental Authority any Taxes, however imposed, relating to:

(i)

its Composite Component Ownership Interest (including any Taxes imposed on or with respect to the New Common Facilities but only to the extent attributable to its Composite Component Ownership Interest);

(ii)

the acquisition, manufacture, purchase, ownership, delivery, non-delivery, redelivery, transport, location, lease, sublease, hire, assignment, alteration, improvement, possession, repossession, presence, use, replacement, substitution, operation, insurance, installation, modification, rebuilding, overhaul, condition, storage, maintenance, repair, acceptance, sale, return, abandonment, preparation, transfer of title, or other disposition of its Composite Component Ownership Interest; or

(iii)

the execution, delivery or performance of any agreements entered into by it with respect to (A) its Composite Component Ownership Interest, (B) the Elm Road I Project Documents or the Elm Road II Project Documents or (C) any of the transactions contemplated thereby, or any proceeds or payments or amounts payable under any thereof (including any agreements entered into between it and a Lessee, if any).

(b)

Subject to Article 3 of Schedule 7.4A and Article 5 of Schedule 7.4B, from and after the ERGS SC Unit 1 Lease Effective Date each New Common Facilities Owner (the “Tax Indemnifying Party”) shall indemnify and hold harmless each other New Common Facilities Owner (the “Tax Indemnitee Party”), on an After-Tax Basis (which, for purposes of this Section 7.2, shall be defined, in the case of a Tax Exempt New Common Facilities Owner, by Schedule 7.4A, and in the case of any other New Common Facilities Owner, by Schedule 7.4B), from and against any Taxes imposed on such Tax Indemnitee Party or the New Common Facilities or any part thereof, to the extent such Taxes are the responsibility of the Tax Indemnifying Party pursuant to this Section 7.2.  Furthermore, if (i) a Tax is imposed, directly or indirectly, on or against the New Common Facilities or any part thereof by any Governmental Authority, (ii) a New Common Facilities Owner has not provided each Tax Indemnitee Party notice of timely payment of its share of such Taxes to the appropriate Governmental Authority, and (iii) a Tax Indemnitee Party reasonably determines that the payment of such Tax is required to avoid a loss or forfeiture of the New Common Facilities, such Tax Indemnitee Party shall have the right to take all steps necessary to ensure that such Tax is paid to the appropriate Governmental Authority, including the payment of such Tax directly to the appropriate Governmental Authority.  In such event, the Tax Indemnifying Party shall indemnify and hold harmless such Tax Indemnitee Party, on an After-Tax Basis (but without duplication of payments made by it pursuant to the first sentence of this Section 7.2(b)), from and against the amount of such Tax and all costs and expenses incurred by such Tax Indemnitee Party associated with the payment of such Tax (including reasonable attorney’s fees, penalties and interest).

(c)

Each New Common Facilities Owner will provide each other New Common Facilities Owner a copy of any invoice, notice or levy for Taxes described in this Section 7.2 and, if applicable, request payment pursuant to such invoice, notice or levy as provided for in this Section 7.2.

7.3

Receipts, Records and Documentation.  Within a reasonable time after a Party notifies another Party of a written request for specified information or copies of specified records reasonably necessary to enable the notifying Party to fulfill its Tax filing, Tax audit or other Tax obligations or to contest Taxes imposed upon it, which information or records are not within the notifying Party’s possession or control, such receiving Party shall provide such information or copies of such records to the notifying Party if such information is within its possession or control.  Notwithstanding the foregoing, no Party shall be obligated to provide copies of its Tax returns or work papers.  If requested by a Party, each Party receiving the request also agrees to provide, or cause its Lessee, if any, to provide, any certification, documentation or other evidence as may be required for the allowance of a reduction in, exemption from or reduced rate of Tax, at the cost and expense of the requesting Party, if, in the case of the receiving Party, such Party is eligible to comply with such request and has determined in good faith that compliance with such request would not have a material adverse effect on such Party or any of its Affiliates.

7.4

Tax Matters.  Except as provided in this Article VII, each New Common Facilities Owner agrees that:

(a)

any tax matter between a New Common Facilities Owner and a New Common Facilities Owner that is a political subdivision of a State within the meaning of Section 115 of the Code that is exempt from federal, state and local taxes as a result thereof (“Tax Exempt New Common Facilities Owner”) or attributable to the Composite Component Ownership Interest of a Tax Exempt New Common Facilities Owner shall be governed by and in accordance with Schedule 7.4A; and

(b)

any tax matter between two or more New Common Facilities Owners (none of which is a Tax Exempt New Common Facilities Owner) or attributable to the Composite Component Ownership Interest of a New Common Facilities Owner (which is not a Tax Exempt New Common Facilities Owner), shall be governed by and in accordance with Schedule 7.4B.

ARTICLE VIII:  OTHER RIGHTS AND OBLIGATIONS OF

THE NEW COMMON FACILITIES OWNERS

8.1

Operation and Maintenance of the New Common Facilities.

(a)

The New Common Facilities Owners acknowledge and agree that, following the ERGS SC Unit 1 Lease Effective Date, the New Common Facilities shall be operated and maintained by the Operating Agent under the Common Facilities O&M Agreement, in accordance with the terms and conditions of the Common Facilities O&M Agreement.

(b)

The New Common Facilities Owners agree that if the Common Facilities O&M Agreement expires or is terminated for any reason and both ERGS SC Facility Leases expire or are terminated for any reason, then the New Common Facilities Owners (or, in MGE Power’s case, its Lessee, if applicable) shall use commercially reasonable efforts to enter into a replacement “Common Facilities O&M Agreement” on terms and conditions that, as amongst the New Common Facilities Owners or Lessee, if applicable, are neither materially more nor materially less favorable than existed as amongst the Lessee/Owner Parties pursuant to the Common Facilities O&M Agreement, as the same was in effect immediately prior to its expiration or termination (except where all of the New Common Facilities Owners agree otherwise).

8.2

Capital Improvements to the New Common Facilities; Payment of Capital Costs of Improvements.

(a)

The New Common Facilities Owners acknowledge and agree that for so long as the Common Facilities O&M Agreement is in full force and effect, all decisions to make, and responsibility for the payment of, capital improvements, replacements, additions and renewals (collectively, “Capital Improvements”) to the New Common Facilities (or any Component) after the ERGS SC Unit 1 Lease Effective Date shall rest with the parties to the Common Facilities O&M Agreement in accordance with the terms and conditions therein.

(b)

The New Common Facilities Owners agree that if the Common Facilities O&M Agreement and both ERGS SC Facility Leases expire or are terminated for any reason and the Common Facilities O&M Agreement is not replaced with a replacement “Common Facilities O&M Agreement” that governs decisions concerning, and funding of, Capital Improvements, then the New Common Facilities Owners shall determine what Capital Improvements to the New Common Facilities (or any Component) should be made in accordance with this Section 8.2(b) and Section 11.2.  Any such determination by the New Common Facilities Owners must be consistent with and not in contravention of (i) the terms and conditions of the ERGS SC Facility Leases and the Common Facilities O&M Agreement with respect to Capital Improvements, in each case, as the same were in effect immediately prior to their expiration or termination, and (ii) applicable Laws and Government Approvals.  Each of the New Common Facilities Owners agrees that it shall be responsible for, and shall pay its pro rata share (based on its Total Component Ownership Interest) of any costs and expenses incurred to make any Capital Improvements to any Component approved by the New Common Facilities Owners pursuant to this Section 8.2(b) and Section 11.2.

ARTICLE IX:  INSURANCE; EVENTS OF LOSS AND TOTAL LOSS

9.1

Insurance Coverage.

(a)

On or After the ERGS SC Unit 1 Lease Effective Date.  If at any time on or after the ERGS SC Unit 1 Lease Effective Date, the Common Facilities O&M Agreement expires or is terminated for any reason and is not replaced with a replacement “Common Facilities O&M Agreement” and both ERGS SC Facility Leases expire or are terminated for any reason, then the New Common Facilities Owners shall meet and make arrangements for insurance in respect of the New Common Facilities to be carried and maintained; provided, that such insurance shall have the minimum coverages and otherwise satisfy the requirements of Schedule 13.2 to the ERGS SC Facility Leases (as in effect immediately prior to expiration or termination) applicable to insurance during the Lease Term (as defined in the ERGS SC Facility Leases).  The Parties acknowledge and agree that the insurance requirements in this Section 9.1 may be satisfied by insurance coverage obtained by the Operating Agent under one or more of the Unit 1 O&M Agreement, the Unit 2 O&M Agreement and the Common Facilities O&M Agreement or by insurance coverage obtained by the Project Manager under one or both of the Unit Ownership Agreements.

(b)

Terms of Insurance Coverages.  Notwithstanding anything to the contrary contained in Schedule 13.2 to the ERGS SC Facility Leases, the New Common Facilities Owners shall use commercially reasonable efforts to ensure that all insurance coverages obtained pursuant to Section 9.1(a) provide that:  (i) each New Common Facilities Owner is a named insured in respect of its Composite Component Ownership Interest and that its Lenders are named as additional insureds or loss payees in respect of its Composite Component Ownership Interest; (ii) each New Common Facilities Owner will receive at least 30 days written notice from the insurer prior to the cancellation or termination of or any material change in any such insurance coverages; and (iii) one of the New Common Facilities Owners (selected by vote of the New Common Facilities Owners pursuant to Article XI) or an agent selected pursuant to Article V, on behalf of the New Common Facilities Owners and any other named or additional insureds or loss payees, shall be solely responsible for pursuing claims and/or negotiating settlements in respect of claims under such insurance coverages.  In addition, each of the New Common Facilities Owners agrees that its respective Lenders, if any, shall not be mortgagees under any insurance coverages obtained pursuant to Section 9.1(a).

9.2

Event of Loss and Event of Total Loss.

(a)

Decision to Repair or Reconstruct New Common Facilities.  If at any time after the ERGS SC Unit 1 Lease Effective Date, an Event of Loss or an Event of Total Loss occurs with respect to the New Common Facilities and one or more Units which utilize such New Common Facilities is operating or is being repaired or reconstructed pursuant to the terms of the applicable Unit Ownership Agreement, Unit 1 O&M Agreement or Unit 2 O&M Agreement, then such New Common Facilities shall be repaired or reconstructed based on the needs of the Units which will utilize such New Common Facilities as follows:

(i)

if one or both of the ERGS SC Facility Leases are in full force and effect, the New Common Facilities Owners acknowledge and agree that:

(A)

if the Common Facilities O&M Agreement is then in effect, then the Operating Agent under the Common Facilities O&M Agreement shall be responsible for repairing or reconstructing the New Common Facilities in accordance with the Common Facilities O&M Agreement and the ERGS SC Facility Leases which are then in effect; and

(B)

if the Common Facilities O&M Agreement has expired or terminated and has not been replaced with a replacement “Common Facilities O&M Agreement,” then WEPCO shall be responsible for repairing or reconstructing the New Common Facilities in accordance with the ERGS SC Facility Leases which are then in effect; and

(ii)

if both of the ERGS SC Facility Leases have expired or terminated, the New Common Facilities Owners acknowledge and agree that:

(A)

if the Common Facilities O&M Agreement is then in effect, then the Operating Agent under the Common Facilities O&M Agreement shall be responsible for repairing or reconstructing the New Common Facilities in accordance with the Common Facilities O&M Agreement; and

(B)

if the Common Facilities O&M Agreement has expired or terminated, then the New Common Facilities Owners shall, by a vote of such New Common Facilities Owners pursuant to Article XI, select a Person to act as their agent (the “Reconstruction Agent”) who shall be responsible for the oversight and management of the repair or reconstruction of such New Common Facilities in accordance with provisions substantially similar to those governing the Project Manager under the Unit Ownership Agreements; provided, that if either or both of Unit 1 and/or Unit 2 are concurrently being repaired or reconstructed, then the New Common Facilities Owners agree that they shall select as their Reconstruction Agent the Person selected by the Unit Owners to act as their “Reconstruction Agent” in accordance with the applicable Unit Ownership Agreement(s).  If repair or reconstruction is to occur pursuant to this Article IX, the Reconstruction Agent shall prepare or cause to be prepared and shall promptly deliver to the New Common Facilities Owners (1) a good faith estimate of the total costs and expenses to be incurred by or on behalf of the Reconstruction Agent pursuant to this Section 9.2(a)(ii)(B) and (2) a schedule for completion of such repair or reconstruction of the New Common Facilities.

(b)

Retirement of New Common  Facilities.  If the New Common Facilities are not being repaired or reconstructed pursuant to Section 9.2(a), then such New Common Facilities may be retired by the New Common Facilities Owners in accordance with Article X.

9.3

Responsibility for Costs and Expenses.  The Reconstruction Agent shall, from time to time, prepare and deliver to each New Common Facilities Owner a billing statement setting forth in reasonable detail the aggregate amount and each New Common Facilities Owner’s pro rata share (based on its applicable Total Component Ownership Interest with respect to each Component being repaired or reconstructed) of all reasonable and prudently incurred costs and expenses, if any, which the Reconstruction Agent has incurred or reasonably expects to incur in the succeeding month in connection with the Reconstruction Agent’s obligations pursuant to this Section 9.2(a)(ii)(B).  All costs and expenses incurred by or on behalf of the Reconstruction Agent pursuant to Section 9.2(a)(ii)(B) shall be borne by each New Common Facilities Owner in proportion to its respective Total Component Ownership Interest with respect to each Component being repaired or reconstructed.

9.4

Allocation of Loss Proceeds and Condemnation Awards.

(a)                  If the New Common Facilities are to be repaired or reconstructed following an Event of Loss or an Event of Total Loss pursuant to Section 9.2(a)(ii)(B), then each of the New Common Facilities Owners agrees that it shall pay, or cause to be paid, to a Construction Account any Loss Proceeds received by such New Common Facilities Owner in connection with such Event of Loss or Event of Total Loss for use by the Reconstruction Agent in connection with the repair or reconstruction of the New Common Facilities pursuant to Section 9.2(a)(ii)(B).

(b)                If the New Common Facilities are not repaired or reconstructed following an Event of Loss or an Event of Total Loss pursuant to Section 9.2(a), then any Loss Proceeds received by the New Common Facilities Owners in connection with such Event of Loss or Event of Total Loss shall be paid to, or retained by, each of the New Common Facilities Owners consistent with its insured interest in the New Common Facilities.  Each of the New Common Facilities Owners agrees that it shall pay, or cause to be paid, consistent with this Section 9.4(b), to one or more of the other New Common Facilities Owners any Loss Proceeds received by it pursuant to insurance required to be obtained pursuant to Section 9.1 which are in excess of its insured interest in the New Common Facilities.

(c)

Each of the New Common Facilities Owners shall be entitled to retain any Condemnation Awards received by it in respect of its Composite Component Ownership Interest as a result of an Event of Loss or Event of Total Loss.

(d)

The Parties acknowledge that events and circumstances giving rise to an Event of Loss or Event of Total Loss under this Agreement may also give rise to an “Event of Loss” or “Event of Total Loss” under the Unit 1 Ownership Agreement and/or the Unit 2 Ownership Agreement and that all or a portion of any Loss Proceeds received by the New Common Facilities Owners pursuant to this Agreement may also constitute “Loss Proceeds” subject to the Unit 1 Ownership Agreement and/or the Unit 2 Ownership Agreement.  The Parties further acknowledge and agree that if and to the extent that there is any conflict between the insurance provisions (including any provisions with respect to the receipt, payment, control and use of Loss Proceeds) in this Agreement and in the Unit 1 Ownership Agreement and/or the Unit 2 Ownership Agreement, that all such insurance provisions shall be interpreted and construed, if possible, so as to avoid or minimize any such conflict.

ARTICLE X:  RETIREMENT OF COMPONENTS

10.1

Date of Retirement.  The New Common Facilities Owners shall determine the date on which to retire permanently each Component by a vote of the New Common Facilities Owners pursuant to Article XI, provided, however, that in no event shall a Component be retired pursuant to this Section 10.1 unless all of the Units that utilize such Component have also been retired.

10.2

Retirement Costs.  Each of the New Common Facilities Owners shall be responsible for paying its pro rata share (based on its Total Component Ownership Interest in each Component being retired) of the aggregate amount of all costs and expenses prudently incurred to retire permanently each Component from service, including decommissioning, dismantling, demolishing and removal of equipment, facilities and structures, security, maintenance, disposing of debris, abandonment and all other costs and expenses prudently incurred to retire permanently each Component from service, net of any amounts recovered in connection with the sale of any retired equipment, facilities and structures.

10.3

Termination of Agreement.  Effective as of the date five Business Days after the successful completion of the permanent retirement of all of the Components in accordance with the terms and conditions of this Article X, this Agreement shall automatically terminate and each of the Parties shall be released from all of its obligations under this Agreement other than those obligations arising prior to such termination and those obligations which survive termination of this Agreement pursuant to Section 18.13.

ARTICLE XI:  NEW COMMON FACILITIES OWNERS’ VOTING RIGHTS

11.1

Decision-Making.

(a)

The Parties acknowledge and agree that before the ERGS SC Unit 1 Lease Effective Date, the Unit 1 Ownership Agreement shall control as to all decisions concerning the development, design, engineering, permitting, construction and commissioning of the New Common Facilities.

(b)

The New Common Facilities Owners recognize the importance of developing and maintaining a cooperative working relationship in connection with the ownership of the New Common Facilities.  Accordingly, the New Common Facilities Owners shall make commercially reasonable efforts to reach consensus on all actions and approvals to be made by the New Common Facilities Owners pursuant to this Agreement.  If consensus cannot be reached, then decisions shall be made by a vote of the New Common Facilities Owners.  Each New Common Facilities Owner shall have a voting right equal to its Total New Common Facilities Weighted Ownership Percentage.  Actions and approvals made by the New Common Facilities Owners pursuant to this Agreement shall not be unreasonable or contrary to Prudent Utility Practice or otherwise contravene any material terms of this Agreement or either of the ERGS SC Facility Leases.  For purposes of this Article XI, a decision shall be deemed reasonable if it is required by this Agreement or either of the ERGS SC Facility Leases.

(c)

If, after the ERGS SC Unit 1 Lease Effective Date, the Common Facilities O&M Agreement expires or is terminated for any reason and is not replaced with a replacement “Common Facilities O&M Agreement” and both of the ERGS SC Facility Leases expire or are terminated for any reason, then the New Common Facilities Owners agree to establish an ownership committee, which will vote in accordance with Sections 11.1(b) and 11.2, to facilitate communication and decision making by the New Common Facilities Owners under this Agreement with respect to the operation and maintenance of the New Common Facilities.

11.2

Voting Requirements.  The affirmative vote of one or more New Common Facilities Owners collectively with greater than 50% of the voting rights in the New Common Facilities (i.e., one or more New Common Facilities Owners whose collective Total New Common Facilities Weighted Average Ownership Percentage(s) is greater than 50%) shall be required for any action or approval of the New Common Facilities Owners under this Agreement.

ARTICLE XII:  DEFAULTS; REMEDIES

12.1

Exclusive Remedies.  Except as provided in this Article XII and Article XVI, no Party shall be liable to any other Party for breach or default of any of its respective obligations, covenants or representations and warranties under this Agreement.  The Parties acknowledge and agree that the rights and remedies set forth in this Article XII and Article XVI are the sole and exclusive rights and remedies of the Parties in respect of any breach or default of any obligation, covenant or representation and warranty under this Agreement, and are in lieu of, and each Party hereby expressly waives, any and all other rights and remedies of whatever nature or kind that it may have at law or in equity or otherwise.

12.2

Remedies for Material Breach.  If a Party fails to perform or breaches any of its material obligations under this Agreement, then each non-defaulting Party shall be entitled to exercise all remedies available to it at law or in equity.  The Parties acknowledge and agree that monetary damages may not be an adequate remedy at law for the failure of a Party to perform certain material obligations under this Agreement (including the failure of a Party to sell or to acquire Component Ownership Interests), and under such circumstances, a non-defaulting Party shall have the right to specific performance by the defaulting Party of such obligations under this Agreement.

12.3

Limitation on Remedies for Breach of Representation and Warranties.  Notwithstanding any provision to the contrary contained in this Agreement, the Parties acknowledge and agree that no Party shall be liable for monetary damages to any other Party arising from or in connection with (a) any breach of such Party’s representations and warranties provided to such other Party in this Agreement or in any certificate delivered pursuant to this Agreement or (b) any reports, notices, certificates, documents, information or data of any kind or nature (whether or not prepared by or on behalf of such Party) provided to such other Party pursuant to or in connection with this Agreement.

12.4

Damage to the New Common Facilities.  Each Party shall be liable for any loss or damage (including any deductible under applicable insurance, if any) to the New Common Facilities arising as a result of the acts of such Party or its Representatives on or about the Elm Road Site.

12.5

Waiver of Partition Rights.  The Parties acknowledge that any exercise of the remedy of partition (whether at law or in equity) of the New Common Facilities (or any of the Components) would be impracticable in view of the purposes and requirements of this Agreement and the Project, would violate the spirit and intent of this Agreement and the Project, and would defeat the Parties’ intentions and reasonable expectations as well as the consideration upon which each Party entered into this Agreement.  Accordingly, each Party agrees that during the term of this Agreement it (a) will not commence, maintain, support or join in any action or proceedings of any kind to partition the New Common Facilities (or any of the Components), and (b) waives, after consultation with its qualified legal counsel, any and all rights that it may have under this Agreement or applicable Law (whether at law or in equity) or otherwise to commence, maintain, support or join in any such action or proceeding.  Each Party acknowledges that all Parties have entered into and will perform the terms of this Agreement in reliance upon all other Parties’ agreement and adherence to the terms of this Section 12.5, and would not have entered into this Agreement but for such reliance; and that it would be unjust and inequitable for any Party to violate or to seek relief from any provision of this Section 12.5.

12.6

Disputes.  Any Dispute between or among the Parties under this Article XII shall be resolved pursuant to Article XVII.

ARTICLE XIII:  TRANSFER RESTRICTIONS

13.1

Prohibition on Transfers and Liens.

(a)

Except as otherwise provided in Section 2.2 and this Article XIII, no Party may sell, lease, assign, transfer, convey or otherwise dispose of in any manner, directly or indirectly (collectively, “Transfer”) all or any part of its rights, obligations, benefits, advantages, titles and interest in this Agreement or the New Common Facilities (or any Component), and any such Transfer in contravention of this Article XIII shall be null and void ab initio. Notwithstanding the foregoing, the Parties agree that (i) each of ERGS SC’s lease of its Component Ownership Interests to WEPCO pursuant to the ERGS SC Facility Leases and MGE Power’s lease of its Component Ownership Interests to MGE pursuant to the MGE Power Unit 1 Facility Lease and the MGE Power Unit 2 Facility Lease and (ii) any New Common Facilities Owner’s lease of its Component Ownership Interests to a Permitted Lessee (as such term is defined in the ERGS SC Facility Leases) shall not constitute a “Transfer” or a “Lien” for purposes of this Agreement.

(b)

Except as otherwise provided in this Article XIII, no Party may create or permit to exist a Lien in respect of any of its Composite Component Ownership Interest (other than a Permitted Encumbrance) without the prior written consent of the other Parties, such consent not to be unreasonably withheld or delayed.  In no event may any Party take any action that would cause or permit a Lien to exist on any of any other Party’s Composite Component Ownership Interest.

13.2

Transfers to WEPCO.  If either of the ERGS SC Facility Leases expires or is terminated and WEPCO does not acquire ERGS SC’s respective Unit 1 Ownership Interest or Unit 2 Ownership Interest, but does elect to acquire a pro rata share of ERGS SC’s Component Ownership Interests, then ERGS SC may Transfer such pro rata share of its Component Ownership Interests to WEPCO in accordance with the respective ERGS SC Facility Lease, provided that ERGS SC and WEPCO comply with the requirements of Sections 4.1(a)(i), 4.1(a)(v) and 4.1(vi).

13.3

Transfers of Component Ownership Interests Upon Retirement of A New Unit.

(a)

At any time during its respective Put Option Period, each Retired Owner shall have an option to transfer all (but not less than all) of its Composite Component Ownership Interest to the Active Owner(s).  In order to exercise such option, a Retired Owner must provide written notice to the Active Owner(s).  On the 60th day after such notice is provided, the Retired Owner shall (i) Transfer all (but not less than all) of its Composite Component Ownership Interest to the Active Owner(s) and (ii) pay the Active Owners in accordance with Section 4.1(b)(iv).  If there is more than one Active Owner, the Retired Owner shall Transfer its Composite Component Ownership Interest to the Active Owners pro rata according to their respective Total Component Ownership Interests.

(b)

At any time during a Call Option Period, the Active Owner(s) shall each individually have an option to acquire all (but not less than all) of the Composite Component Ownership Interest of each Retired Owner.  In order to exercise such call option, an Active Owner must provide simultaneous written notice to all Retired Owners and all other Active Owners, if any, of its election to purchase the Composite Component Ownership Interest of each Retired Owner.  The other Active Owners, if any, shall have 30 days in which to notify the electing Active Owner and the other Retired Owner(s) whether or not they elect to participate in the purchase of the Composite Component Ownership Interests of the Retired Owner(s).  Sixty days following the issuance of the initial call option notice, the Active Owner(s) electing to participate in such option in accordance with this Section 13.3(b) shall (i) acquire all (but not less than all) of the Composite Component Ownership Interest of each Retired Owner and (ii) pay each Retired Owner in accordance with Section 4.1(b)(v).  If there is more than one Active Owner, each Retired Owner shall Transfer its Composite Component Ownership Interest to the Active Owners pro rata according to their respective Total Component Ownership Interests.

13.4

Collateral Assignments.  Notwithstanding any provision to the contrary contained in this Article XIII, each Party may, at any time, without the prior written consent of the other Parties, assign to its Lenders as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of its Secured Obligations, all or any portion of its Composite Component Ownership Interest and its rights and obligations under this Agreement.  Any assignment provided for in this Section 13.4, however, shall not relieve such Party of any of its obligations under this Agreement.  If the Lenders exercise their remedies under the applicable Security Documents and foreclose on all or any portion of such Party’s Composite Component Ownership Interest, then the Lenders shall, except to the extent otherwise agreed by the Parties in writing, be bound by the terms and conditions of this Agreement.  Each Party hereby irrevocably consents to any such assignment and to the creation of any such security interest in favor of the Lenders, in each case, pursuant to the applicable Security Documents.  Each Party hereby agrees, in connection with any collateral assignment by any other Party of all or any portion of its Composite Component Ownership Interest and/or its rights and obligations under this Agreement to its Lenders, to enter into a consent to assignment containing terms and conditions substantially similar to those provided in the form attached as Exhibit E and such other commercially reasonable terms and conditions as such Lenders may reasonably require.

ARTICLE XIV: REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to each other Party, as of the date hereof, as follows:

14.1

Due Organization.

(a)

It is duly formed, validly existing and in good standing under the Laws of the State of Wisconsin.

(b)

It has all requisite limited liability company or municipal electric company power necessary to own its assets and carry on its business as now being conducted or as proposed to be conducted under this Agreement.

14.2

Due Authorization.  It has all necessary limited liability company or municipal electric company power and authority to execute, deliver and perform its obligations under this Agreement, and the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary limited liability company or municipal electric company action on its part.

14.3

Non-Contravention.  The execution, delivery and performance by it of this Agreement do not and shall not:

(a)

violate its Organic Documents;

(b)

violate any Law or Government Approval applicable to it or its property;

(c)

result in a breach of or constitute a default of any of the Elm Road I Project Documents or Elm Road II Project Documents to which it is a party or any other material agreement to which it is a party; or

(d)

result in, or require the creation or imposition of, any Lien (other than a Permitted Encumbrance) on any of its properties.

14.4

Enforceability.  Assuming the due authorization, execution and delivery of this Agreement by the other Parties, this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or other similar Laws affecting creditors’ rights generally and by general principles of equity.

14.5

Litigation.  Except as disclosed in writing to the other Parties, there is no action, suit or proceeding at law or in equity or by or before any Governmental Authority now pending or, to its knowledge, threatened in writing against or affecting it or any of its properties, rights or assets which could reasonably be expected to have a material adverse effect on its ability to perform its obligations under this Agreement or the validity or enforceability of this Agreement.

14.6

Government Approvals.  Except as disclosed in writing to the other Parties, all material Government Approvals required by applicable Law to have been obtained by it prior to the date of this representation and warranty in connection with (a) owning its assets and carrying on its business as now being conducted or as proposed to be conducted under this Agreement and (b) the due execution and delivery of, and performance by it of its obligations and the exercise of its rights under, this Agreement have been duly obtained or made and are in full force and effect, are held in its name and are free from conditions or requirements (i) compliance with which could reasonably be expected to have a material adverse effect on its ability to perform its obligations under this Agreement or the validity or enforceability of this Agreement or (ii) which it does not reasonably expect to be able to satisfy.

14.7

No Breach.  It is not in breach of any material obligation under this Agreement or any other Elm Road I Project Document or Elm Road II Project Document to which it is a party.

14.8

Disclaimer of Other Representations and Warranties.  Each Party acknowledges and agrees that except as expressly set forth in this Agreement, no Party makes any representation or warranty, written or oral, statutory, express or implied, at law or in equity or otherwise, with respect to:

(a)

the New Common Facilities (or any Component Ownership Interest) or the Project, including with respect to (i) the merchantability, usage, suitability or fitness for any particular purpose of the New Common Facilities (or any Component Ownership Interest) or the workmanship thereof or the absence of defects therein, whether latent or patent, (ii) the business, financial condition, prospects (financial or otherwise), liabilities or risks of the New Common Facilities (or any Component Ownership Interest) or the Project, or (iii) the physical condition, quality or value of the New Common Facilities (or any Component Ownership Interest) or the Project, and any such other representation or warranty is hereby expressly disclaimed; or

(b)

the accuracy or completeness of the reports, notices, documents, information or data of whatever kind or nature heretofore, now or hereafter made available to any Party in connection with this Agreement.

ARTICLE XV:  CONFIDENTIALITY

15.1

Non-Disclosure Obligations.

(a)

Each Party agrees that it and its Affiliates and their respective Representatives will use any Confidential Information and Trade Secrets of another Party solely for the purpose of performing its obligations and exercising its rights under this Agreement and the other Elm Road I Project Documents and Elm Road II Project Documents to which it is party.  Each Party further agrees that a receiving Party may disclose Confidential Information or Trade Secrets only to the receiving Party’s Representatives who are involved in performing the obligations and exercising the rights of the receiving Party under this Agreement and the other Elm Road I Project Documents and Elm Road II Project Documents to which it is a party, and then only on a need-to-know basis.

(b)

Subject to Section 15.1(c), each Party agrees that it will not (and each Party shall take full responsibility for ensuring that all of its Affiliates and all of its and its Affiliates’ respective Representatives do not) in any way disclose, communicate, transfer or use (other than as permitted by this Section 15.1) any Confidential Information or Trade Secrets of another Party, without the prior written consent in each instance of such other Party.  With respect to Trade Secrets, the provisions in this Section 15.1(b) shall apply for as long as the underlying information or data remains a Trade Secret; and with respect to Confidential Information, the provisions in this Section 15.1(b) shall apply for two years after the expiration or termination of this Agreement as to such Party or Parties.

(c)

Notwithstanding Section 15.1(b), each Party shall have the right to disclose Confidential Information or Trade Secrets without the consent of the other Parties to its Lenders and to any Person (and its Representatives) contemplating a purchase, directly or indirectly, of all or an interest in such Party or such Party’s Component Ownership Interests, provided that such Lender or Person agrees in writing that it (and its Representatives) will maintain such Confidential Information and Trade Secrets in accordance with the terms and conditions of this Article XV.

(d)

Notwithstanding any other provision of this Agreement to the contrary, if a Party seeks to use information in a court or regulatory proceeding as part of its implementation or enforcement of this Agreement, the fact that such information has been deemed Confidential Information hereunder shall not foreclose the Party from attempting to establish that, under the circumstances present at the time of the proceeding, the information need not be subject to a protective order or similar confidential treatment in such proceeding.

(e)

Notwithstanding anything in this Agreement to the contrary, any Party (and its Representatives) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure.  In addition, each Party acknowledges that it has no proprietary or exclusive rights to the tax treatment or tax structure of the transactions contemplated by this Agreement or any tax matter or tax idea related to such transactions.  However, each Party (and its Representatives) shall keep confidential any such information relating to the tax treatment or tax structure of the transactions contemplated by this Agreement that is required to be kept confidential to the extent necessary to comply with any applicable federal or state securities laws.

15.2

Law.  Each Party agrees that if it becomes subject to a subpoena or other Law to disclose any of the Confidential Information or Trade Secrets of one of the other Parties, it will provide such other Party with prompt notice so that such other Party may seek a protective order or other appropriate remedy.  If such protective order or other appropriate remedy is denied or otherwise not obtained, the Party required to furnish the information shall furnish only that portion of the Confidential Information and/or Trade Secrets which is, in the opinion of its counsel, legally compelled, and will cooperate with the other Party and its counsel to enable the other Party to attempt to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information and/or Trade Secrets to be disclosed.

ARTICLE XVI:  INDEMNITY; LIMITATION ON LIABILITY

16.1

Indemnities.  Each Party shall indemnify, defend and hold harmless each other Party and its Representatives from and against any and all third party Claims arising (i) under or in connection with this Agreement or (ii) in connection with the acts or omissions of such Party or its Representatives on or about the Elm Road Site, in each case, which are asserted against, imposed upon or incurred by such other Party and its Representatives, by reason of such Party’s or its Representatives’ Gross Negligence or willful misconduct.

16.2

Cooperation Regarding Claims.  If any Party (an “Indemnified Party”) receives notice or has knowledge of any Claim that may result in a claim for indemnification by such Indemnified Party or its Representatives against any other Party (an “Indemnifying Party”) pursuant to this Article XVI, such Indemnified Party shall as promptly as possible give the Indemnifying Party notice of such Claim, including a reasonably detailed description of the facts and circumstances relating to such Claim, a complete copy of all notices, pleadings and other papers related thereto, and in reasonable detail the basis for its claim for indemnification with respect thereto.  Failure to promptly give such notice or to provide such information and documents shall not relieve the Indemnifying Party from the obligation hereunder to respond to or defend the Indemnified Party or its Representatives against such Claim unless such failure shall materially diminish the ability of the Indemnifying Party to respond to or to defend the Indemnified Party or its Representatives against such Claim.  The Indemnifying Party, upon its acknowledgment in writing of its obligation to indemnify the Indemnified Party or its Representatives in accordance with this Article XVI, shall be entitled to assume the defense or to represent the interest of the Indemnified Party or its Representatives with respect to such Claim, which shall include the right to select and direct legal counsel and other consultants, appear in proceedings on behalf of such Indemnified Party or its Representatives and to propose, accept or reject offers of settlement, all at its sole cost.  If and to the extent that any such settlement is reasonably likely to involve injunctive, equitable or prospective relief or materially and adversely affect the Indemnified Party’s or its Representatives’ business or operations other than as a result of money damages or other money payments, then such settlement will be subject to the reasonable approval of the Indemnified Party or its Representatives.  Nothing herein shall prevent an Indemnified Party or its Representatives from retaining its own legal counsel and other consultants and participating in its own defense at its own cost and expense.  The Parties shall cooperate with each other in any notification to insurers.

16.3

Limitation on Liability.

(a)

Notwithstanding any provision in this Agreement to the contrary, no Party nor any of its respective Representatives shall be liable under this Agreement for any exemplary or punitive damages or consequential or indirect loss or damage, including loss of profit, cost of capital, loss of goodwill, replacement power, loss of revenue from the sale of capacity or energy or any other special or incidental damages.

(b)

The Parties acknowledge and agree that (i) this Agreement is executed and delivered by the member(s) of ERGS SC and MGE Power, not individually or personally but solely as the members of such Party; (ii) each of the representations, undertakings and agreements herein made on the part of ERGS SC and MGE Power is made not as a personal representation, undertaking and agreement by the member(s) of such Party, but is made and intended for the purpose of binding only ERGS SC and MGE Power; (iii) nothing herein contained shall be construed as creating any liability on the member(s) of ERGS SC or MGE Power, individually or personally, to perform any covenants, either expressly contained or implied herein, and all such liability, if any, is hereby expressly waived by the Parties and by any Person claiming by, through or under the Parties; and (iv) under no circumstances shall the member(s) of ERGS SC or MGE Power be personally liable for the payment of any indebtedness or expenses of ERGS SC or MGE Power, respectively, or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement by ERGS SC or MGE Power, respectively.

(c)

The Parties acknowledge and agree that (i) each of the representations, undertakings and agreements herein made on the part of the Parties is made not as a personal representation, undertaking and agreement by the Representative of such Party, but is made and intended for the purpose of binding only the Party; (ii) nothing herein contained shall be construed as creating any liability on the Representatives of the Parties, individually or personally, to perform any covenants, either expressly contained or implied herein, and all such liability, if any, is hereby expressly waived by the Parties and by any Person claiming by, through or under the Parties; and (iii) under no circumstances shall the Representatives of the Parties be personally liable for the payment of any indebtedness or expenses of such Parties, respectively, or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement by such Parties, respectively.

16.4

Disputes.  All issues of liability as between and among the Parties arising under this Agreement shall constitute Disputes to be resolved pursuant to the provisions of Article XVII.

ARTICLE XVII:  DISPUTE RESOLUTION

17.1

Exclusive Procedure.  Any controversy, claim or dispute of whatsoever nature or kind between or among the Parties arising out of or in connection with this Agreement or its validity or interpretation (each a “Dispute”) shall be resolved pursuant to the procedures of this Article XVII.

17.2

Dispute Notices.  If a Dispute arises between or among the Parties, then any Party to such Dispute may provide written notice thereof to the other Parties, including a detailed description of the subject matter of the Dispute (the “Dispute Notice”).  The Dispute Notice shall identify the Party or Parties to the Dispute, which shall participate in the Dispute resolution process.  Each other Party in receipt of a Dispute Notice shall inform the other Parties in writing whether it will participate in the Dispute resolution process.  If a Party in receipt of a Dispute Notice believes that it has counterclaims arising out of the same set of facts as the Dispute, it shall promptly notify the other Parties of such counterclaims no later than two Business Days before the first meeting of the senior executives required pursuant to Section 17.3(b).  The Party providing the Dispute Notice, each other Party identified in the Dispute Notice as a Party to the Dispute and each other Party electing to participate in the Dispute shall be referred to as a “Disputing Party”.

17.3

Informal Resolution of Disputes.

(a)

Upon the issuance or receipt of a Dispute Notice, the representatives of each Disputing Party shall in good faith attempt to resolve such Dispute by informal negotiations within ten Business Days from the date of receipt of such Dispute Notice.

(b)

If the Dispute is not resolved within ten Business Days following receipt of the Dispute Notice or such later date as the Disputing Parties may mutually agree, then each Disputing Party shall promptly designate its most senior executive responsible for the subject matter of the Dispute who shall have authority to resolve the Dispute.  The senior executives shall obtain such information as may be necessary to inform themselves of the substance and particulars of the Dispute and shall meet within 20 Business Days, at a time and place mutually acceptable to the senior executives.

(c)

If the senior executives are unable to resolve the Dispute within 20 Business Days of their first meeting or such later date as the senior executives may mutually agree, then the Dispute shall, subject to Section 17.3(d), be resolved solely and exclusively by the state courts situated in Milwaukee County, Wisconsin or the United States District Court for the Eastern District of Wisconsin (the “Approved Courts”).

(d)

Notwithstanding anything to the contrary in Section 17.3(c), the Parties acknowledge and agree that a Dispute over which a Governmental Authority has exclusive jurisdiction shall, in the first instance, be brought before and resolved by such Governmental Authority.

(e)

Each Party consents to and accepts for itself and in respect of its property, generally and unconditionally, but subject to Section 17.3(d), the exclusive jurisdiction of the Approved Courts and appellate courts from any appeal thereof, and irrevocably waives any objection which it may now or hereafter have to the jurisdiction of the Approved Courts.  Each Party further irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, proceeding or other action brought pursuant to this Section 17.3 in any of the Approved Courts, and irrevocably waives and agrees not to plead or claim in any such Approved Court that any suit, proceeding or other action brought therein has been brought in an inconvenient forum.

17.4

Continued Performance.  During the pendency of any Dispute, each Party shall continue to perform all of its respective obligations under this Agreement.

17.5

Consolidation of Proceedings.  If (a) a Dispute under this Agreement and one or more disputes under one of the other Elm Road Documents involves common issues of fact or law, (b) consolidating the disputes into one proceeding would be more efficient than separate proceedings and (c) no party to any of the disputes would be prejudiced as a result of such consolidation through undue delay or otherwise, then the Parties to the Dispute shall use commercially reasonable efforts to consolidate such disputes into one proceeding to facilitate the comprehensive resolution of the disputes.

ARTICLE XVIII:  MISCELLANEOUS

18.1

Applicable Law.  The rights and obligations of the Parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Wisconsin, without regard to conflicts of law doctrines.

18.2

Jury Trial.  EACH OF THE PARTIES WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS AGREEMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

18.3

Notices.  Unless otherwise expressly provided for in this Agreement, all communications and notices to a Party in connection with this Agreement shall be in writing, by facsimile or by email, and any such notice shall become effective (a) upon personal delivery thereof, including, by overnight mail or next Business Day or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, (c) in the case of notice by facsimile, upon transmission thereof, provided that in addition to such transmission a confirmation copy of the notice is also provided promptly by either of the methods set forth in clause (a) or (b) above, or (d) in the case of email, upon transmission thereof, provided that in addition to such transmission a confirmation copy of the notice is also provided by either of the methods set forth in clause (a) or (b) above.  All notices provided by the means described in clauses (a), (b), (c) or (d) above shall be addressed as provided in Schedule 18.3, or to such other address as any Party may designate by written notice to the other Parties.

18.4

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

18.5

Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law; but if any provision of this Agreement shall be prohibited by or deemed invalid under any applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

18.6

Parties Bound.  This Agreement shall be binding upon the Parties and their respective successors and permitted assigns.

18.7

Third-Party Beneficiaries.  Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person other than the Parties, their respective successors and permitted assigns.

18.8

Entire Agreement.  This Agreement states the rights of the Parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements, oral or written, with respect thereto, including the Participation Agreements and the Mutual Confidentiality Agreements, but excluding the Phase II Confidentiality Agreement, dated as of May, 2003, between WEC and WPPI and the Phase II Confidentiality Agreement, dated as of May, 2003, between WEC and MGE.

18.9

Headings and Table of Contents.  Section headings and the table of contents used in this Agreement (including headings used in the Schedules, Annexes and Exhibits attached hereto) are for convenience of reference only and shall not affect the construction of this Agreement.

18.10

Schedules and Exhibits.  The Schedules and Exhibits together with all attachments referenced therein, are incorporated herein by reference and made a part hereof.

18.11

Amendments and Waivers.

(a)

This Agreement may not be amended, supplemented or otherwise modified, other than pursuant to an instrument or instruments in writing executed by the Parties.

(b)

No waiver by any Party of any one or more defaults by any other Party or Parties in the performance of any of the provisions of this Agreement shall be construed as a waiver of any other default or defaults whether of a like kind or different nature.  Any delay, less than any applicable statutory period of limitations, in asserting or enforcing any rights under this Agreement shall not be deemed a waiver of such rights.  Failure of any Party to enforce any provisions hereof shall not be construed to waive such provision, or to affect the validity of this Agreement or any part thereof, or the right of any Party thereafter to enforce each and every provision thereof.

18.12

No Joint Venture.  Any intention to create a joint venture or partnership relation between or among the Parties is hereby expressly waived.

18.13

Survival.  Except for Articles I, VI, VII, XII, XV, XVI, XVII and XVIII and Sections 2.3, 3.2(b), 3.2(c), 4.2, 4.4, 9.4(a), 9.4(b) and 10.3 which shall survive termination of this Agreement and except as otherwise expressly provided in this Agreement, the representations, warranties and obligations of each Party contained in this Agreement or in any certificate delivered by a Party pursuant to the terms of this Agreement shall not survive the termination of this Agreement either in its entirety or as to a particular Party in accordance with its terms.

18.14

Waiver of Immunity.  WPPI agrees that in response to any Dispute to which WPPI is a party or any suit, proceeding or other action against WPPI under this Agreement, WPPI will not assert, and hereby waives, (a) the rights and protections that it or its assets may have, (b) any limitation on a Party to bring a suit, proceeding or other action, or to recover or enforce a judgment against WPPI or any of its assets under this Agreement and (c) any limitation on the amount of recovery or award of damages under this Agreement, in each case, only to the extent that such rights, protections, and limitations arise from immunity (including immunity under Sections 66.0825(7) or 893.80, Wisconsin Statutes) which WPPI or its assets enjoy as a consequence of WPPI’s status as a public body politic and corporate of the State of Wisconsin.

18.15

Further Assurances.  Each Party shall promptly and duly execute and deliver such further documents and assurances for and take such further actions reasonably requested by the other Parties, all as may be reasonably necessary to carry out the purposes of this Agreement.

[SIGNATURES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, each of the Parties has caused its duly authorized officer to execute this New Common Facilities Ownership Agreement as of the date first above written.

ERGS SC ELM ROAD GENERATING STATION SUPERCRITICAL, LLC By: /s/ Tom Metcalfe Title: Vice President	MGE POWER MGE POWER ELM ROAD, LLC By: /s/ Gary J. Wolter Title: Manager
WPPI WISCONSIN PUBLIC POWER INC. By: /s/ J. Leroy Thilly Title: President and CEO	PROJECT MANAGER ELM ROAD SERVICES, LLC, as agent for the Unit 1 Owners By: /s/ Robert P. Tutkowski Title: Vice President
Signing solely for purposes of Section 18.16 of the Elm Road I Ownership Agreement: WE POWER W.E. POWER LLC By: /s/ Tom Metcalfe Title: Vice President

EXHIBIT A

Description of Unit 1, Unit 2 and the New Common Facilities

1.1

Description of Unit 1.  Unit 1 shall consist of the following:

(a)

an approximately 615 MW (net) supercritical pulverized coal electric generating facility and related facilities (including all facilities, components, equipment and materials that make up Unit 1), as further described in the EPC Agreement; and

(b)

All Capital Improvements (as such term is defined in the Unit 1 Ownership Agreement) to Unit 1 that may be made from time to time.

“Unit 1” shall not include the Existing Units, Unit 2, the transmission facilities of the American Transmission Company LLC, all real property rights to a fee or leasehold interest in the Elm Road Site (including ERGS SC’s leasehold interests in the Elm Road Site), the New Common Facilities, the Existing Common Facilities, all facilities, equipment, materials, improvements and property the costs of which are Project Costs (as such term is defined in the Unit 1 Ownership Agreement), but which by their nature or otherwise are to be owned by third parties (e.g., transmission equipment, railroad infrastructure, road improvements, accommodations to land-owners, etc.), and all other facilities, equipment, improvements and property owned by WEPCO and located at the Elm Road Site.

1.2

Description of Unit 2.  Unit 2 shall consist of the following:

(a)

an approximately 615 MW (net) supercritical pulverized coal electric generating facility and related facilities (including all facilities, components, equipment and materials that make up Unit 2), as further described in the EPC Agreement; and

(b)

All Capital Improvements (as such term is defined in the Unit 2 Ownership Agreement) to Unit 2 that may be made from time to time.

“Unit 2” shall not include the Existing Units, Unit 1, the transmission facilities of the American Transmission Company LLC, all real property rights to a fee or leasehold interest in the Elm Road Site (including ERGS SC’s leasehold interests in the Elm Road Site), the New Common Facilities, the Existing Common Facilities, all facilities, equipment, materials, improvements and property the costs of which are Project Costs (as such term is defined in the Unit 2 Ownership Agreement), but which by their nature or otherwise are to be owned by third parties (e.g., transmission equipment, railroad infrastructure, road improvements, accommodations to land-owners, etc.), and all other facilities, equipment, improvements and property owned by WEPCO and located at the Elm Road Site.

1.3

Description of New Common Facilities.  The New Common Facilities shall consist of the following components (collectively, the “Components”):

(a)

a circulating water system, including water intake structure, central distribution system, pumps and all facilities, components, equipment and materials that make up the circulating water system (as further described in the EPC Agreement, “Component 1”);

(b)

fuel delivery and handling systems, including railroad infrastructure, central coal unloading, central storage, central conveying systems and all facilities, components, equipment and materials that make up the fuel delivery and handling systems (as further described in the EPC Agreement, “Component 2”);

(c)

common operating systems for Unit 1 and Unit 2, including control room, administration building, limestone/gypsum delivery, storage and handling systems and all facilities, components, equipment and materials that make up the common operating systems (as further described in the EPC Agreement, “Component 3”);

(d)

balance of site-wide common facilities and systems, including roads, training/visitors center, security systems and all facilities, components, equipment and materials that constitute a part of such site-wide common systems (as further described in the EPC Agreement, “Component 4”); and

(e)

All Capital Improvements to the Components that may be made from time to time.

“New Common Facilities” shall not include the Existing Units, the New Units, the transmission facilities of the American Transmission Company LLC, all real property rights to a fee or leasehold interest in the Elm Road Site (including ERGS SC’s leasehold interests in the Elm Road Site), the Existing Common Facilities, all facilities, equipment, materials, improvements and property the costs of which are Project Costs (as such term is defined in the Unit 1 Ownership Agreement), but which by their nature or otherwise are to be owned by third parties (e.g., transmission equipment, railroad infrastructure, road improvements, accommodations to land-owners, etc.), and all other facilities, equipment, improvements and property owned by WEPCO and located at the Elm Road Site.

EXHIBIT B

Form of Bill of Sale

THIS BILL OF SALE (this “Bill of Sale”) is made as of the [__] day of [_____], 20[__] by [_______________], a [_______________] (“Seller”), for the benefit of [_______________], a [_______________] (“Buyer”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain New Common Facilities Ownership Agreement, dated as of December 17, 2004 (as amended, supplemented or otherwise modified from time to time, the “Ownership Agreement”), among Seller, Buyer and [Elm Road Generating Station Supercritical, LLC][MGE Power Elm Road, LLC][Wisconsin Public Power Inc.], Seller has agreed to sell, assign, convey, transfer and deliver to Buyer, and Buyer has agreed to purchase, assume and acquire from Seller, [all][a portion] of Seller’s [Unit 1 Component Ownership Interests] [and] [Unit 2 Component Ownership Interests]; and

WHEREAS, pursuant to the Ownership Agreement, Seller has entered into this Bill of Sale to evidence such conveyance to Buyer.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Seller hereby agrees as follows:

1.

Defined Terms.  Capitalized terms which are used but not defined in this Bill of Sale shall have the meaning ascribed to such terms in the Ownership Agreement.

2.

Assignment.  Seller does hereby sell, assign, convey, transfer and deliver to Buyer, and Buyer does hereby purchase, assume and acquire from Seller:

(a)

All of Seller’s right, title and interest in and to [a [___]%1 Unit 1 Component Ownership Interest in Component 1] [and] [a [___]%1 Unit 2 Component Ownership Interest in Component 1];

(b)

All of Seller’s right, title and interest in and to [a [___]%1 Unit 1 Component Ownership Interest in Component 2] [and] [a [___]%1 Unit 2 Component Ownership Interest in Component 2];

(c)

All of Seller’s right, title and interest in and to [a [___]%1 Unit 1 Component Ownership Interest in Component 3] [and] [a [___]%1 Unit 2 Component Ownership Interest in Component 3]; and

(d)

All of Seller’s right, title and interest in and to [a [___]%1 Unit 1 Component Ownership Interest in Component 4] [and] [a [___]%1 Unit 2 Component Ownership Interest in Component 4].

(collectively, the “Transferred New Common Facilities Ownership Interest”)

3.

No Liens.  Seller represents and warrants to Buyer that (a) it is duly authorized to execute and deliver this Bill of Sale and (b) it has good and marketable title to the Transferred New Common Facilities Ownership Interest, free and clear of all Liens other than those specified in paragraphs (a) through (f) of the definition of Permitted Encumbrances.

4.

Disclaimers.  EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES IN SECTION 3 OF THIS BILL OF SALE AND THOSE SET FORTH IN THE OWNERSHIP AGREEMENT OR IN CERTIFICATES DELIVERED BY SELLER PURSUANT THERETO, THE TRANSFERRED NEW COMMON FACILITIES OWNERSHIP INTEREST IS BEING SOLD AND TRANSFERRED “AS IS, WHERE IS”, AND SELLER MAKES NO REPRESENTATION OR WARRANTY, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY OR OTHERWISE, WITH RESPECT TO THE NEW COMMON FACILITIES OR THE TRANSFERRED NEW COMMON FACILITIES OWNERSHIP INTEREST (OR ANY COMPONENT OWNERSHIP INTEREST) OR THE PROJECT, INCLUDING WITH RESPECT TO (A) THE MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE NEW COMMON FACILITIES OR THE TRANSFERRED NEW COMMON FACILITIES OWNERSHIP INTEREST (OR ANY COMPONENT OWNERSHIP INTEREST) OR THE WORKMANSHIP THEREOF OR THE ABSENCE OF DEFECTS THEREIN, WHETHER LATENT OR PATENT, (B) THE BUSINESS, FINANCIAL CONDITION, PROSPECTS (FINANCIAL OR OTHERWISE), LIABILITIES OR RISKS OF THE NEW COMMON FACILITIES OR THE TRANSFERRED NEW COMMON FACILITIES OWNERSHIP INTEREST (OR ANY COMPONENT OWNERSHIP INTEREST) OR THE PROJECT, OR (C) THE PHYSICAL CONDITION, QUALITY OR VALUE OF THE NEW COMMON FACILITIES OR THE TRANSFERRED NEW COMMON FACILITIES OWNERSHIP INTEREST (OR ANY COMPONENT OWNERSHIP INTEREST) OR THE PROJECT, AND ANY SUCH OTHER REPRESENTATION OR WARRANTY IS HEREBY EXPRESSLY DISCLAIMED.

5.

Binding Effect; Assignment.  This Bill of Sale and all of the provisions hereof shall be binding upon Seller and its successors and permitted assigns and shall inure to the benefit of Buyer and its successors and permitted assigns.

6.

No Third Party Beneficiary.  Nothing in this Bill of Sale is intended to confer upon any other person except Buyer and Seller any rights or remedies hereunder or shall create any third party beneficiary rights in any person.

7.

Governing Law.  This Bill of Sale shall be governed by, and construed and interpreted in accordance with, the laws of the State of Wisconsin.

8.

Construction.  This Bill of Sale is delivered pursuant to Section 4.1(b)(i) of the Ownership Agreement and is subject to the terms of the Ownership Agreement.  In the event of any conflict or ambiguity between the terms of the Ownership Agreement and the terms of this Bill of Sale, the terms of the Ownership Agreement shall control.

9.

Counterparts.  This Bill of Sale may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Bill of Sale has been duly executed and delivered by Seller as of the date first above written.

SELLER

[_______________________]

By:

Name:

Title:

ACCEPTED AND AGREED TO

THIS [_____] DAY OF [__________], 20[__]:

BUYER

[_______________________]

By:

Name:

Title:

EXHIBIT C

Form of Assignment and Assumption Agreement

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) dated as of [__________], 20[__], is between [insert name of New Common Facilities Owner Assignor], a [_______________] (“Assignor”), and [__________], a [_______________] (“Assignee”).  Assignor and Assignee are referred to individually as a “Party,” and collectively as the “Parties.”

W I T N E S S E T H:

WHEREAS, Assignor has agreed to Transfer [insert description of Assignor’s Component Ownership Interests to be Transferred] (the “Transferred New Common Facilities Ownership Interest”) to Assignee in accordance with Article IV of that certain New Common Facilities Ownership Agreement, dated as of December 17, 2004 (as amended, supplemented or otherwise modified from time to time, the “Ownership Agreement”), among Elm Road Generating Station Supercritical, LLC, MGE Power Elm Road, LLC and Wisconsin Public Power Inc.; and

WHEREAS, in connection with the Transfer, Assignor desires to sell, assign, convey, transfer and deliver to Assignee, and Assignee desires to purchase and assume from Assignor, all of Assignor’s right, benefits, obligations and liabilities under the Ownership Agreement in respect of the Transferred New Common Facilities Ownership Interest.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.

Capitalized Terms.  Capitalized terms which are used but not defined in this Agreement shall have the meaning ascribed to such terms in the Ownership Agreement.

2.

Assignment and Assumption.  Assignor hereby sells, assigns, conveys, transfers and delivers to Assignee, and Assignee hereby purchases and assumes from Assignor, all of the rights, benefits, obligations and liabilities that Assignor has in the Ownership Agreement in respect of the Transferred New Common Facilities Ownership Interest.

3.

Waiver and Release.  Other than Assignee becoming a party to the Ownership Agreement pursuant to this Agreement, neither the making nor the acceptance of this Agreement shall enlarge, restrict or otherwise modify the terms of the Ownership Agreement or constitute a waiver or release by either Party of any liabilities, duties or obligations imposed upon either of them by the terms of the Ownership Agreement.

4.

Bound By Ownership Agreement.  Assignee acknowledges that it has received a copy of the Ownership Agreement and agrees that it will be bound by and perform in accordance with its terms all of the obligations which by the terms of the Ownership Agreement are required to be performed by it as a New Common Facilities Owner.  [In addition, Assignee agrees to be bound by and perform all of the obligations in Annex A attached hereto.]2

5.

Representations and Warranties.

(a)

Assignee Representations and Warranties.  Assignee represents and warrants to Assignor and to each other New Common Facilities Owner, as of the date hereof, as follows:

(i)

Due Organization.

(A)

It is duly formed, validly existing and in good standing under the Laws of the State of [__________]3.

(B)

It has all requisite power necessary to own its assets and carry on its business as now being conducted or as proposed to be conducted under each of this Agreement and the Ownership Agreement.

(ii)

Due Authorization.  It has all necessary corporate power and authority to execute, deliver and perform its obligations under each of this Agreement and the Ownership Agreement, and the execution, delivery and performance by it of each of this Agreement and the Ownership Agreement have been duly authorized by all necessary corporate action on its part.

(iii)

Non-Contravention.  The execution, delivery and performance by it of each of this Agreement and the Ownership Agreement do not and shall not:

(A)

violate its Organic Documents;

(B)

violate any Law or Government Approval applicable to it or its property;

(C)

result in a breach of or constitute a default of any of the Elm Road I Project Documents or Elm Road II Project Documents to which it is a party or any other material agreement to which it is a party; or

(D)

result in, or require the creation or imposition of, any Lien (other than a Permitted Encumbrance) on any of its properties.

(iv)

Enforceability.  Assuming the due authorization, execution and delivery of each of this Agreement and the Ownership Agreement by the other parties hereto and thereto, each of this Agreement and the Ownership Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or other similar Laws affecting creditors’ rights generally and by general principles of equity.

(v)

Litigation.  Except as disclosed in writing to Assignor and the other New Common Facilities Owner, there is no action, suit or proceeding at law or in equity or by or before any Governmental Authority now pending or, to its knowledge, threatened in writing against or affecting it or any of its properties, rights or assets which could reasonably be expected to have a material adverse effect on its ability to perform its obligations under each of this Agreement and the Ownership Agreement or the validity or enforceability of each of this Agreement or the Ownership Agreement.

(vi)

Government Approvals.  Except as disclosed in writing to Assignor and the other New Common Facilities Owners, all material Government Approvals required by applicable Law to have been obtained by it prior to the date of this representation and warranty in connection with (A) owning its assets and carrying on its business as now being conducted or as proposed to be conducted under each of this Agreement and the Ownership Agreement and (B) the due execution and delivery of, and performance by it of its obligations and the exercise of its rights under, each of this Agreement and the other Elm Road I Project Documents and Elm Road II Project Documents to which it is a party have been duly obtained or made and are in full force and effect, are held in its name and are free from conditions or requirements (i) compliance with which could reasonably be expected to have a material adverse effect on its ability to perform its obligations under each of this Agreement and the Ownership Agreement or the validity or enforceability of each of this Agreement or the Ownership Agreement or (ii) which it does not reasonably expect to be able to satisfy.

(vii)

No Breach.  It is not in breach of any material obligation under each of this Agreement and the Ownership Agreement or any other Elm Road I Project Document or Elm Road II Project Document to which it is a party.

(b)

Assignor Representations and Warranties.  Assignor represents and warrants to Assignee as of the date hereof, as follows:

(i)

Due Organization.

(A)

It is duly formed, validly existing and in good standing under the Laws of the State of [__________]4.

(B)

It has all requisite power necessary to own its assets and carry on its business as now being conducted or as proposed to be conducted under this Agreement.

(ii)

Due Authorization.  It has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement, and the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action on its part.

(iii)

Non-Contravention.  The execution, delivery and performance by it of this Agreement do not and shall not:

(A)

violate its Organic Documents;

(B)

violate any Law or Government Approval applicable to it or its property;

(C)

result in a breach of or constitute a default of any of the Elm Road I Project Documents or Elm Road II Project Documents to which it is a party or any other material agreement to which it is a party; or

(D)

result in, or require the creation or imposition of, any Lien (other than a Permitted Encumbrance) on any of its properties.

(iv)

Enforceability.  Assuming the due authorization, execution and delivery of this Agreement by the other parties hereto and thereto, this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or other similar Laws affecting creditors’ rights generally and by general principles of equity.

(v)

Litigation.  Except as disclosed in writing to Assignee, there is no action, suit or proceeding at law or in equity or by or before any Governmental Authority now pending or, to its knowledge, threatened in writing against or affecting it or any of its properties, rights or assets which could reasonably be expected to have a material adverse effect on its ability to perform its obligations under this Agreement or the validity or enforceability of this Agreement.

(vi)

Government Approvals.  Except as disclosed in writing to Assignee, all material Government Approvals required by applicable Law to have been obtained by it prior to the date of this representation and warranty in connection with (A) owning its assets and carrying on its business as now being conducted or as proposed to be conducted under this Agreement and (B) the due execution and delivery of, and performance by it of its obligations and the exercise of its rights under this Agreement have been duly obtained or made and are in full force and effect, are held in its name and are free from conditions or requirements (i) compliance with which could reasonably be expected to have a material adverse effect on its ability to perform its obligations under this Agreement or the validity or enforceability of this Agreement or (ii) which it does not reasonably expect to be able to satisfy.

(vii)

No Breach.  It is not in breach of any material obligation under each of this Agreement and the Ownership Agreement or any other Elm Road I Project Document or Elm Road II Project Document to which it is a party.

6.

Effectiveness.  This Agreement shall be effective as of the date hereof5.

7.

Conflicts with Ownership Agreement.  If any provision of this Agreement shall be construed to conflict with a provision in the Ownership Agreement, the provision in the Ownership Agreement shall control.

8.

Successors and Assigns.  This Agreement shall bind and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

9.

Third Party Beneficiaries.  Except as provided below, nothing in this Agreement is intended to confer upon any other Person except Assignor and Assignee any rights or remedies hereunder or shall create any third party beneficiary rights in any person.  The New Common Facilities Owners under the Ownership Agreement are intended third-party beneficiaries of this Agreement.

10.

Governing Law.  The rights and the obligations of the Parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Wisconsin.

11.

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, this Assignment and Assumption Agreement has been duly executed and delivered by the Parties as of the date first above written.

ASSIGNOR

[_____________________________]

By:

Name:

Title:

ASSIGNEE

[_____________________________]

By:

Name:

Title:

ANNEX A to EXHIBIT C

Bankruptcy Remoteness Obligations

Assignee agrees to be bound by and perform the following covenants:

1.

Change in Business.  It shall not engage in any business other than business relating to the development, design, engineering, procuring, permitting, constructing, commissioning, owning, leasing and financing of one or both of the New Units, the New Common Facilities and any electric generating unit that uses some or all of the New Common Facilities (“Future Unit”), as contemplated by the Ownership Agreement, the other Elm Road  Documents and any other agreements relating to the Future Unit, in each case, to which it is a party and activities incidental thereto.

2.

Ownership of Assets.  It shall not acquire any assets other than those relating to the development, design, engineering, procuring, permitting, constructing, commissioning, owning, leasing and financing of one or both of the New Units and the Future Unit and the New Common Facilities, as contemplated by the Ownership Agreement, the other Elm Road Documents and any other agreements relating to the Future Unit, in each case, to which it is a party and activities incidental thereto.

3.

No Subsidiaries.  It shall not have any subsidiaries and shall not beneficially own the whole or any part of the issued share capital or other ownership interest of any Person.

4.

Other Indebtedness.  It shall not incur any indebtedness other than that permitted or required by the Ownership Agreement, the other Elm Road Documents and any other agreements relating to the Future Unit, in each case, to which it is a party or otherwise incurred in the ordinary course of business relating to the development, design, engineering, procuring, permitting, constructing, commissioning, owning, leasing and financing of one or both of the New Units and the Future Unit and the New Common Facilities.  It shall not assume or guarantee or become obligated for the debts of any other Person other than as required or permitted by the Ownership Agreement, the other Elm Road Documents or any other agreements relating to the Future Unit, in each case, to which it is a party.

5.

Amendments to Constituent Documents.  It shall not amend or permit to be amended its constituent documents or the rights attaching to membership interests in it if such amendment could reasonably be expected to have a material adverse effect on its ability to perform its obligations under the Ownership Agreement, the other Elm Road Documents or any other agreements relating to the Future Unit, in each case, to which it is a party or the validity or enforceability of the Ownership Agreement, the other Elm Road Documents or any other agreements relating to the Future Unit, in each case, to which it is party.

6.

Maintenance of Accounts; Maintenance of Records; Commingling of Funds; Arms-Length Transactions.

(a)

It shall maintain its accounts, books and records separate from any other Person and in accordance with GAAP.

(b)

It shall not commingle its funds or assets with those of any other Person and will hold its assets and conduct business in its own name.

(c)

It shall not enter into or be party to any transactions or agreements with its members, partners or Affiliates (other than the Elm Road Documents or any other agreements relating to the Future Unit, in each case, to which it is a party) and those agreements contemplated thereby) except in the ordinary course of its business and on terms that are reasonably fair and are no less favorable to it than would be obtained in a comparable arm’s length transaction with an unrelated third party.

7.

Independent Director.  It shall ensure that its constituent documents require the favorable vote of one independent director or independent member, as the case may be, before it can take any of the following voluntary actions in anticipation of insolvency or bankruptcy:

(a)

apply for or consent to the appointment of a receiver, trustee or liquidator of it or of all or a substantial part of its assets;

(b)

file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they come due;

(c)

make a general assignment for the benefit of its creditors;

(d)

file a petition or an answer seeking reorganization or arrangement with its creditors or take advantage of any insolvency Law;

(e)

file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceedings; or

(f)

agree to be the subject of an order, judgment or decree entered by any court of competent jurisdiction, approving a petition seeking reorganization of it or appointing a receiver, trustee or liquidator of it or of all or a substantial part of its assets.

EXHIBIT D

Elm Road Ownership Computations

[A hard copy printout will be included here of the electronic version of this Exhibit D which will be distributed by ERGS SC to the other Parties on the execution date of this Agreement.]

EXHIBIT E

Form of Consent and Agreement

This CONSENT AND AGREEMENT (this “Consent”), dated as of [__________], 200[_], among [_______________], a [_______________]6 (“Consenting Party” or “[ERGS SC][MGE Power][WPPI]”), [_______________], a [_______________]1 (“Borrower” or “[ERGS SC][MGE Power][WPPI]”), and [_______________], in its capacity as [__________]7 Agent (together with its successors in such capacity, the “Agent”) for the financial institutions which are or from time to time may become a party to the Credit Agreement (as defined below) (the “Lenders”).8

RECITALS

WHEREAS, Consenting Party, Borrower and [_______________], a [_______________]1 (“[ERGS SC][MGE Power][WPPI]”), have entered into that certain New Common Facilities Ownership Agreement, dated as of December 17, 2004 (as amended, restated, modified or otherwise supplemented from time to time in accordance with the terms thereof and hereof, the “New Common Facilities Ownership Agreement”; also referred to herein as the “Assigned Agreement”);

WHEREAS, ERGS SC has elected to proceed with the development, design, engineering, permitting, construction and commissioning of (i) an approximately 615 MW (net) supercritical pulverized coal electric generating facility and related facilities (“Unit 1”)9, (ii) an approximately 615 MW (net) supercritical pulverized coal electric generating facility and related facilities (“Unit 2”)10 and (iii) certain facilities utilized in the operation and maintenance of Unit 1 and Unit 25,6 (the “New Common Facilities”) to be located on property owned by Wisconsin Electric Power Company, a Wisconsin corporation and affiliate of ERGS SC;

WHEREAS, the New Common Facilities Ownership Agreement provides for the terms and conditions by which Consenting Party, Borrower and [[ERGS SC][MGE Power][WPPI]]1 shall jointly own the New Common Facilities after completion of construction;

WHEREAS, Borrower, the Agent and the Lenders have entered into a Credit Agreement, dated as of [__________], 200[_] (as amended, restated, modified or otherwise supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders will make loans to Borrower for the purpose of financing Borrower’s share of the cost of developing, designing, engineering, permitting, constructing and commissioning the New Common Facilities, and certain related expenses (the “Loans”);

WHEREAS, as security for the Loans and all other obligations of Borrower under the Credit Agreement, Borrower has assigned all of its right, title and interest in, to and under, and granted a security interest in, the Assigned Agreement to the Agent pursuant to the Security Agreement, dated as of [__________], 200[_], between Borrower and the Agent (as amended, restated, modified or otherwise supplemented from time to time in accordance with the terms thereof, the “Security Agreement”); and

WHEREAS, it is a condition precedent to the Lenders' obligations to make the Loans under the Credit Agreement that Consenting Party execute and deliver this Consent.

NOW, THEREFORE, as an inducement for the Lenders to make the Loans, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

SECTION 1.  DEFINITIONS AND RULES OF INTERPRETATION.

1.1

Definitions.  Each capitalized term used in this Consent shall have the following meaning:

“Agent” has the meaning given to such term in the Preamble to this Consent.

“Assigned Agreement” has the meaning given to such term in the Recitals to this Consent.

“Assigned Interest” has the meaning given to such term in Section 2.1 of this Consent.

“Borrower” has the meaning given to such term in the Preamble to this Consent.

“Consent” has the meaning given to such term in the Preamble to this Consent.

“Consenting Party” has the meaning given to such term in the Preamble to this Consent.

“Control” means the possession, directly or indirectly, through one or more intermediaries, of the following:

(a) (i)

in the case of a corporation, 50% or more of the outstanding voting securities thereof; (ii) in the case of a limited liability company, partnership, limited partnership or venture, the right to 50% or more of the distributions therefrom (including liquidating distributions); (iii) in the case of a trust or estate, including a business trust, 50% or more of the beneficial interest therein; and (iv) in the case of any other entity, 50% or more of the economic or beneficial interest therein; and

(b)

in the case of any entity, the power or authority, through ownership of voting securities, by contract or otherwise, to exercise a controlling influence over the management of the entity.

“Credit Agreement” has the meaning given to such term in the Recitals to this Consent.

“Lenders” has the meaning given to such term in the Preamble to this Consent.

“Loans” has the meaning given to such term in the Recitals to this Consent.

“New Common Facilities” has the meaning given to such term in the Recitals to this Consent.

“New Common Facilities Ownership Agreement” has the meaning given to such term in the Recitals to this Consent.

“Parent” means, with respect to any Person, the Person that Controls such Person and that is not itself Controlled by any other Person.

“Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an unincorporated organization and any government or political subdivision thereof.

“Security Agreement” has the meaning given to such term in the Recitals to this Consent.

“Substitute Owner” means any Person (a) who is the transferee of the Assigned Interest from the Agent or Borrower or who is a purchaser of the Assigned Interest in a judicial or nonjudicial foreclosure sale, (b)(i) whose senior unsecured long-term debt is rated at least “A-” by Standard and Poor’s Rating Services or its successor or “A3” by Moody’s Investors Service or its successor or (ii) whose Parent’s senior unsecured long-term debt is rated at least “A-” by Standard and Poor’s Rating Services or its successor or “A3” by Moody’s Investors Service or its successor and whose Parent guarantees such Person’s obligations under the Assigned Agreement, (c) who has at least five years experience in the United States electric generating power industry and (d) who assumes all obligations of Borrower under the Assigned Agreement in an instrument in form and substance reasonably satisfactory to Consenting Party.11

“Unit 1” has the meaning given to such term in the Recitals to this Consent.

1.2

Rules of Interpretation and Construction.

(a)

Interpretation.  In this Consent, unless a clear contrary intention appears:

(i)

the singular number includes the plural number and vice versa;

(ii)

reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Consent, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

(iii)

reference to either gender includes the other gender;

(iv)

reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof;

(v)

reference to any law means such law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that provision of such law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or re-enactment of such section or other provision;

(vi)

reference to any Preamble, Recital, Article, Section or Exhibit herein means such Article or Section of this Consent or Preamble, Recital or Exhibit to this Consent;

(vii)

“hereunder”, “hereof”, “hereto” and words of similar import shall be deemed references to this Consent as a whole and not to any particular Article, Section or other provision of this Consent;

(viii)

“including” (and with the correlative meaning “include”) means including without limiting the generality of any description preceding such term; and

(ix)

with respect to any rights and obligations of the parties under this Consent, all such rights and obligations shall be construed to the extent permitted by applicable law.

(b)

Computation of Time Periods.  For purposes of computation of periods of time under this Consent, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.

(c)

Accounting Terms and Determinations.  Unless otherwise specified in this Consent, all terms of an accounting character used therein shall be interpreted, all accounting determinations thereunder shall be made, and any financial statements required to be delivered thereunder shall be prepared, in accordance with generally accepted accounting principles in the United States as in effect from time to time applied on a consistent basis.

(d)

Legal Representation of the Parties.  This Consent was negotiated by the parties with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Consent to be construed or interpreted against any party as the drafter shall not apply to any construction or interpretation thereof.

(e)

Payments.  All payments permitted or required to be made by or on behalf of the parties under the terms of this Consent shall be made to the account or accounts designated by the party to which the payment is owned, by wire transfer (in immediately available funds in the lawful currency of the United States).

SECTION 2.  CONSENT TO ASSIGNMENT

2.1

Consent to Assignment.  Consenting Party (a) acknowledges that the Lenders are entering into the Credit Agreement and extending credit to Borrower in reliance upon the execution and delivery by Consenting Party of this Consent, (b) consents in all respects to the pledge and assignment to the Agent pursuant to the Security Agreement of all of Borrower’s right, title and interest in, to and under the Assigned Agreement including all of Borrower’s rights to receive payment under or with respect to the Assigned Agreement and all payments due and to become due to Borrower under or with respect to the Assigned Agreement, whether as contractual obligations, damages, indemnity payments or otherwise (the “Assigned Interest”), and (c) acknowledges the right, but not the obligation, of the Agent or any designee of the Agent, in the exercise of the Agent’s rights and remedies under the Security Agreement, to make all demands, give all notices, take all actions and exercise all rights of Borrower under the Assigned Agreement, and agrees that in such event Consenting Party shall continue to perform its obligations under the Assigned Agreement in accordance with the terms of the Assigned Agreement; provided, however, that nothing in this Section 2.1 shall limit the ability of Consenting Party to exercise or enforce its rights under the Assigned Agreement, subject to Section 2.3.  The parties hereto acknowledge and agree that Consenting Party shall be entitled to assume that any exercise or purported exercise by the Agent or any of its designees of any rights or remedies of Borrower under the Assigned Agreement is authorized or permitted by Borrower and the Credit Agreement.

2.2

Substitute Owner.

(a)

Consenting Party agrees that if the Agent shall notify Consenting Party that an event of default under the Credit Agreement has occurred and is continuing and that the Agent has elected to exercise its rights and remedies set forth in the Security Agreement, then (i) the Agent or a Substitute Owner shall be substituted for Borrower under the Assigned Agreement upon prior written notice to such effect to Consenting Party, and (ii) Consenting Party will recognize the Agent or Substitute Owner, as the case may be, and will continue to perform its obligations under the Assigned Agreement in favor of the Agent or Substitute Owner, as the case may be, in accordance with the terms of the Assigned Agreement; provided, however, that nothing in this Section 2.2(a) shall limit the ability of Consenting Party to exercise or enforce its rights under the Assigned Agreement, subject to Section 2.3.

(b)

The Agent, individually and on behalf of the Lenders, agrees that following substitution pursuant to Section 2.2(a), the Agent shall become bound by the terms and conditions of the Assigned Agreement and shall be subject to the obligations of Borrower thereunder.

(c)

If the Agent or any Substitute Owner is substituted for Borrower under the Assigned Agreement pursuant to Section 2.2(a), then the Agent or any such Substitute Owner, as the case may be, shall be liable under the Assigned Agreement for any unperformed payment obligations (including damages previously reduced to a payment obligation) existing as of the date of substitution and for performance of the obligations of Borrower to be performed after the date of such substitution, but only to the extent of the Agent’s or such Substitute Owner’s interest in the New Common Facilities and all revenues and proceeds derived therefrom.

2.3

Right to Cure.  In the event of a default or breach by Borrower in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable Consenting Party to terminate the Assigned Agreement (each such default or breach,  a “default”), Consenting Party will not terminate the Assigned Agreement until it first gives prompt written notice of such default to the Agent and affords the Agent the greater of (a) the periods provided for in the Assigned Agreement to cure such default or (b) a period of at least 60 days in respect of a non-payment default and at least 10 days with respect to a payment default to cure such default; provided, however, that with respect to any default other than a payment default, if such default cannot reasonably be cured during such 60 day period, Consenting Party will not terminate such Assigned Agreement for a period not to exceed 180 days so long as the Agent or its designee has commenced action reasonably designed to cure such default and diligently continues to pursue such action until such default is cured; provided, further, that if the Agent or its designee is prohibited from curing any such default by any process, stay or injunction issued by any governmental authority or pursuant to any bankruptcy or insolvency proceeding or similar proceeding involving Borrower, then the time period specified herein for curing a default shall be extended for the period of such prohibition.  Any curing of or attempt to cure any of Borrower's defaults under the Assigned Agreement shall not be construed as an assumption by the Agent or any of the Lenders of any covenants, agreements or obligations of Borrower under the Assigned Agreement.

2.4

Replacement Agreement.  If the Assigned Agreement is terminated as a result of any bankruptcy or insolvency proceeding or other similar proceeding affecting Borrower, then Consenting Party will, at the option of the Agent, enter into a new agreement with the Agent or its transferee or nominee having terms substantially the same as the terms of the terminated Assigned Agreement for the performance of all obligations and services to be performed or provided under the Assigned Agreement after such termination, subject to the obtainment of any required approvals.

2.5

No Liability.  Consenting Party acknowledges and agrees that neither the Agent, its designees nor the Lenders shall have any liability or obligation under the Assigned Agreement as a result of this Consent or the Security Agreement, nor shall the Agent, its designees or the Lenders be obligated or required (a) to perform any of Borrower’s obligations under the Assigned Agreement, or (b) to take any action to collect or enforce any claim for payment assigned under the Security Agreement.

2.6

Delivery of Notices.  Consenting Party shall deliver to the Agent, concurrently with the delivery thereof to Borrower, a copy of any written notice given by Consenting Party to Borrower regarding a breach or default pursuant to the Assigned Agreement.

SECTION 3.  PAYMENTS UNDER THE ASSIGNED AGREEMENT

3.1

Payments.  Notwithstanding anything in the Assigned Agreement to the contrary, until all Loans and other obligations under the Credit Agreement have been indefeasibly satisfied in full in cash or cash equivalents, Consenting Party will pay all amounts payable by it to Borrower under the Assigned Agreement in the manner and as and when required by the Assigned Agreement directly into the appropriate account specified on Exhibit A, or to such other person or account as shall be specified from time to time by the Agent to Consenting Party in writing.  Borrower hereby authorizes and directs Consenting Party to make such payments as aforesaid during the term of this Consent.

3.2

No Offset.  All payments required to be made by Consenting Party under the Assigned Agreement shall be made without any offset, recoupment, abatement, withholding, reduction or defense whatsoever, other than that expressly allowed by the terms of the Assigned Agreement.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF CONSENTING PARTY

Consenting Party hereby represents and warrants to the Agent and the Lenders, as of the date hereof, that:

4.1

Organization.  Consenting Party is a [Wisconsin limited liability company/Wisconsin municipal electric company] duly organized and validly existing under the laws of the state of its formation and has all requisite power and authority to enter into and to perform its obligations hereunder and under the Assigned Agreement, and to carry out the terms hereof and thereof and the transactions contemplated hereby and thereby.

4.2

Authorization.  The execution, delivery and performance by Consenting Party of this Consent and the Assigned Agreement have been duly authorized by all necessary action on the part of Consenting Party and do not require any approval or consent of any holder (or any trustee for any holder) of any indebtedness or other obligation of (a) Consenting Party or (b) any other person or entity, except approvals or consents which have previously been obtained.

4.3

Execution and Delivery; Binding Agreements.  As of the date hereof, each of this Consent and the Assigned Agreement has been duly executed and delivered on behalf of Consenting Party by the appropriate officers of Consenting Party, and constitutes the legal, valid and binding obligation of Consenting Party, enforceable against Consenting Party in accordance with its terms except as enforceability may be limited by (a) applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) the application of general principles of law (regardless of whether such enforceability is considered in a proceeding at law or in equity).

4.4

Litigation.  There is no litigation, action, suit, proceeding or investigation pending or, to Consenting Party’s knowledge, threatened against Consenting Party before or by any court, administrative agency, arbitrator or governmental authority, body or agency which, if adversely determined, individually or in the aggregate, (a) could reasonably be expected to have a material adverse effect on the performance by Consenting Party of its obligations hereunder or under the Assigned Agreement, or (b) questions the validity, binding effect or enforceability hereof or of the Assigned Agreement, any action taken or to be taken pursuant hereto or thereto or any of the transactions contemplated hereby or thereby.

4.5

Compliance with Other Instruments.  The execution, delivery and performance by Consenting Party of this Consent and the Assigned Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of, breach of or default under any term of its formation or governance documents, or of any contract or agreement to which it is a party or by which it or its property is bound, or of any license, permit, franchise, judgment, writ, injunction, decree, order, charter, law, ordinance, rule or regulation applicable to it, except for any such violations which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the performance by Consenting Party of its obligations under this Consent and the Assigned Agreement.

4.6

Government Consent.  No consent, order, authorization, waiver, approval or any other action, or registration, declaration or filing with, any person, board or body, public or private (collectively, the “Approvals”), is required to be obtained by Consenting Party in connection with the execution, delivery or performance of this Consent or the Assigned Agreement or the consummation of the transactions contemplated hereunder or thereunder, except as listed on Exhibit B.  All such Approvals listed on Exhibit B, except for those set forth in Part II thereof (the “Deferred Approvals”), are Final (as defined below).  An Approval shall be “Final” if it has been validly issued, is in full force and effect, is not subject to any condition precedent to its effectiveness (other than compliance with the terms thereof), does not impose restrictions or requirements inconsistent with the terms of the Assigned Agreement, and is final and not subject to any appeal.  Consenting Party reasonably believes that each Deferred Approval will be obtained in the ordinary course of business prior to the time when such Deferred Approval is required to be Final.

4.7

No Default or Amendment.  Neither Consenting Party nor, to Consenting Party’s knowledge, any other party to either Assigned Agreement is in default of any of its obligations thereunder.  To Consenting Party’s knowledge, no event or condition exists which would either immediately or with the passage of any applicable grace period or giving of notice, or both, enable either Consenting Party or Borrower to terminate or suspend its obligations under either Assigned Agreement.  The Assigned Agreement has not been amended, modified or supplemented in any manner.  This Consent and the Assigned Agreement, and any other agreement specifically contemplated herein or therein, constitute and include all agreements entered into by Consenting Party and Borrower relating to, and required for the consummation of, the transaction contemplated by the Assigned Agreement.

4.8

No Previous Assignments.  Consenting Party has no notice of, and has not consented to, any previous assignment by Borrower of all or any part of its rights under either Assigned Agreement.

SECTION 5.  TRANSFER RESTRICTIONS

Consenting Party hereby agrees and covenants that it shall not sell, lease, assign, transfer, convey or otherwise dispose of in any manner, directly or indirectly, all or any part of its rights, obligations, benefits, advantages, titles and interest in the Assigned Agreement or the New Common Facilities in any manner prohibited by the Assigned Agreement.

SECTION 6.  MISCELLANEOUS

6.1

Notices.  All notices and other communications hereunder shall be in writing, shall be deemed given upon receipt thereof by the party or parties to whom such notice is addressed, shall refer on their face to the Assigned Agreement, as relevant (although failure to so refer shall not render any such notice of communication ineffective), shall be sent by first class mail, by personal delivery or by a nationally recognized courier service, and shall be directed as provided in Exhibit C, or to such other address or addressee as any such party may designate by written notice given pursuant hereto.

6.2

Governing Law; Submission to Jurisdiction.

(a)

THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF WISCONSIN (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

(b)

Any legal action or proceeding with respect to this Consent and any action for enforcement of any judgment in respect thereof may be brought in the state courts situated in Milwaukee County, Wisconsin or the United States District Court for the Eastern District of Wisconsin.  By execution and delivery of this Consent, each of the parties hereto accept for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any appeal thereof, and irrevocably waives any objection which it may now or hereafter have to the jurisdiction of the aforementioned courts.  Each party hereto further irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, proceeding or other action brought pursuant to this Section 6.2 in any of the aforementioned courts, and irrevocably waives and agrees not to plead or claim in any such court that any suit, proceeding or other action brought in such court has been brought in an inconvenient forum.

6.3

Counterparts.  This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

6.4

Headings Descriptive.  The headings of the several sections and subsections of this Consent are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Consent.

6.5

Severability.  In case any provision in or obligation under this Consent shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

6.6

Amendment, Waiver.  Neither this Consent nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the parties hereto.  Any waiver under this Consent shall be effective only for the specified purpose for which it is given.

6.7

Termination.

(a)

Consenting Party’s obligations hereunder are absolute and unconditional, and Consenting Party has no right, and shall have no right, to terminate this Consent or to be released, relieved or discharged from any obligation or liability hereunder until all Loans and other obligations under the Credit Agreement have been indefeasibly satisfied in full in cash or cash equivalents.  The Agent shall notify Consenting Party in writing when all such obligations have been satisfied (the “Termination Notice”).

(b)

If the Agent delivers the Termination Notice to Consenting Party pursuant to this Section 6.7, this Consent shall terminate for all purposes as to the Agent and the Credit Agreement, and the Agent and the Lenders shall have no further rights or obligations under this Consent; provided, however, that Consenting Party agrees that this Consent shall continue to apply for the benefit of Borrower and the providers of new credit facilities to replace the Credit Agreement (the "New Lender") provided that (i) within five (5) days following delivery by the Agent to Consenting Party of the Termination Notice pursuant to this Section 6.7, the New Lender or agent, trustee or other representative of the New Lender, shall have notified Consenting Party that it agrees to be bound by the terms and conditions of this Consent and provides Consenting Party the information for Section 6.1 and new payment instructions (countersigned on behalf of Borrower) for Exhibit A, (ii) the amount of the new credit facilities does not exceed the original amount of commitment by the Lenders to make Loans under the original Credit Agreement, (iii) the replacement of the Credit Agreement occurs on a date not later than thirty (30) years after the date the New Common Facilities become available for commercial operation, and (iv) thereafter (A) the term "Loans" in this Consent shall be deemed to refer to the new credit facilities, (B) the term "Agent" or "Lenders" in this Consent shall be deemed to refer to the New Lender or any agent or trustee for the New Lender, (C) the term "Credit Agreement" in this Consent shall be deemed to refer to the credit agreement, indenture or other instrument providing for the new credit facilities and (D) the term "Security Agreement" in this Consent shall be deemed to refer to the security agreement under which the Assigned Agreement is assigned as collateral to secure performance of the obligations by Borrower under the new credit facilities.

6.8

Successors and Assigns.  This Consent shall be binding upon Consenting Party and its permitted successors and assigns and shall inure to the benefit of the Agent and the Lenders, its designees and their respective successors and assigns.

6.9

Further Assurances.  Consenting Party hereby agrees to execute and deliver all such instruments and take all such action as may be necessary to effectuate fully the purposes of this Consent.

6.10

Waiver of Trial by Jury.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, CONSENTING PARTY, BORROWER AND THE AGENT HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS CONSENT OR ANY MATTER ARISING HEREUNDER.

6.11

Survival.  All agreements, statements, representations and warranties made by Consenting Party herein shall be considered to have been relied upon by the Agent and the Lenders and shall survive the execution and delivery of this Consent.

6.12

Entire Agreement.   This Consent embodies the complete agreement between the parties hereto with respect to the subject matter hereof and supersedes all other oral or written understandings or agreements.

[Signatures follow on the next page]

IN WITNESS WHEREOF, each of the parties hereto has caused this Consent and Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

[CONSENTING PARTY]

By:

________________________

Name:

Title:

[AGENT],

as Agent

By:

_________________________

Name:

Title:

ACKNOWLEDGED AND AGREED TO BY:

[BORROWER]

By:

________________________

Name:

Title:

Exhibit A to

Consent and Agreement

[INSERT PAYMENT INSTRUCTIONS FOR APPROPRIATE ACCOUNT(S)]

Exhibit B to

Consent and Agreement

Approvals

Part I:

Existing Final Approvals

[INSERT APPROVALS, IF ANY]

Part II:

Deferred Approvals

Deferred Approval

Date Required to be Final

[INSERT DEFERRED APPROVALS, IF ANY]

Exhibit C to

Consent and Agreement

Notice Information

If to Consenting Party:

[Consenting Party]

[________________________]

[________________________]

Attention:  [_______________]

Telephone: [_______________]

Facsimile: [________________]

If to Borrower:

[Borrower]

[________________________]

[________________________]

Attention:  [_______________]

Telephone: [_______________]

Facsimile: [________________]

If to Agent:

[Agent]

[________________________]

[________________________]

Attention:  [_______________]

Telephone: [_______________]

Facsimile: [________________]

SCHEDULE 7.4A

Tax Matters (Tax Exempt New Common Facilities Owner)

ARTICLE 1:  DEFINITIONS

Capitalized words and phrases used in this Schedule 7.4A and not otherwise defined in this Article 1 shall have the meaning set forth in Article I of the New Common Facilities Ownership Agreement (the “Ownership Agreement”).  The rules of interpretation and construction set forth in Section 1.2 of the Ownership Agreement are incorporated by reference herein.

1.1

“Affiliate” shall mean with respect to any Person, (a) each entity that such Person Controls, (b) each Person that Controls such Person, and (c) each entity that is under common Control with such Person.  For the purposes of this Schedule 7.4A, an Affiliate of a Person shall include any entity that is required to report the income, gains, losses, or deductions of such Person for federal or state income tax purposes and any member of an affiliated group of corporations of which such Person is or shall become a member if consolidated returns are or will be filed for such affiliated group for U.S. federal income tax purposes.

1.2

“After Tax Basis” shall mean on a basis such that any payment to be received or receivable actually, or constructively, or accrued by an Indemnitee is supplemented by a further payment or payments to such Indemnitee so that the sum of all such payments, after deducting all Taxes payable by such Indemnitee in respect of the receipt or accrual of such amount under any Law or Governmental Authority, is equal to the payment due to such Indemnitee pursuant to this Schedule 7.4A or Section 7.2 of the Ownership Agreement.  In making such calculations, it shall be assumed that the recipient is fully taxable for all income tax purposes at the highest marginal rate applicable to corporations at the time such amount is received or accrued.

1.3

“Controlling Party” shall have the meaning set forth in Section 3.2(d) hereof.

1.4

“Noncontrolling Party” shall have the meaning set forth in Section 3.2(d) hereof.

1.5

“Tax Indemnitee” shall mean a New Common Facilities Owner (other than a Tax Exempt New Common Facilities Owner) or any Affiliate thereof.

ARTICLE 2:  TAX LIABILITY AND TRANSFERS

2.1

Liability for Taxes.

Subject to Article 3 hereof, each Tax Exempt New Common Facilities Owner shall indemnify and hold harmless each Tax Indemnitee, on an After-Tax Basis, from and against any Taxes imposed on such Tax Indemnitee, the New Common Facilities or any part thereof resulting from a breach or inaccuracy by such Tax Exempt New Common Facilities Owner of any covenant, representation or warranty under the Elm Road I Project Documents.

All calculations with respect to the amount of any indemnity payable hereunder shall be made initially by such Tax Indemnitee, and such Tax Indemnitee shall set forth any such amount or adjustment in a statement furnished to the Tax Exempt New Common Facilities Owner.

2.2

Tax Exempt New Common Facilities Owner as Primary Obligor.  A Tax Exempt New Common Facilities Owner’s obligations under this Schedule 7.4A are those of a primary obligor and each Tax Indemnitee may proceed directly against such Tax Exempt New Common Facilities Owner without first seeking to enforce any other right of indemnification or reimbursement.  All amounts payable by a Tax Exempt New Common Facilities Owner pursuant to this Schedule 7.4A shall be treated as obligations of such Tax Exempt New Common Facilities Owner.

ARTICLE 3:  CONTESTS AND DISPUTES

3.1

Notice.  If a Tax Indemnitee receives a formal written notice of a claim or, if at the conclusion of an audit by the Internal Revenue Service or other Governmental Authority, there is Tax imposed on the New Common Facilities or any part thereof or a proposed adjustment in any item of income, deduction or credit of such Tax Indemnitee which if agreed to or accepted by such Tax Indemnitee would result in a Tax for which such Tax Indemnitee would seek reimbursement from a Tax Exempt New Common Facilities Owner pursuant to this Schedule 7.4A or Section 7.2 of the Ownership Agreement, then such Tax Indemnitee shall, (a) within 30 days prior to the date on which such Tax Indemnitee is required to act or (b) promptly after the conclusion of an audit, notify such Tax Exempt New Common Facilities Owner thereof in writing.

3.2

Contests.

(a)

Control.  If requested by a Tax Exempt New Common Facilities Owner in writing, within 30 days of receipt of the notice described in Section 3.1 hereof, the Tax Indemnitee, if permitted by applicable Law either (i) in the case of any Tax that may be procedurally segregated and contested independently from any Tax that is not subject to indemnification by such Tax Exempt New Common Facilities Owner, unless an adverse determination of such contest would, in such Tax Indemnitee’s good faith judgment, have an adverse effect on such Tax Indemnitee’s tax liability arising out of transactions unrelated to this transaction, shall permit such Tax Exempt New Common Facilities Owner to contest (such contest to be conducted in the name of such Tax Exempt New Common Facilities Owner, if permitted by Law, or, otherwise, in the name of such Tax Indemnitee, provided, that, if such Tax Indemnitee determines at any time, in its sole discretion, that permitting such Tax Exempt New Common Facilities Owner to conduct or continue to conduct such contest is reasonably likely to have adverse business or other consequences to such Tax Indemnitee, such Tax Indemnitee shall have the right to control (or reassert control over) such contest) or (ii) in the case of a Tax which cannot be procedurally segregated and contested independently from Taxes not subject to indemnification by such Tax Exempt New Common Facilities Owner, shall itself, contest at the expense of such Tax Exempt New Common Facilities Owner (or shall request such Tax Exempt New Common Facilities Owner to contest) in good faith (including, without limitation, by pursuit of judicial appeals and administrative procedures), the validity, applicability or amount of such Taxes by (A) resisting payment thereof, (B) not paying the same except under protest if protest shall be necessary and proper or (C) if payment shall be made, seeking a refund thereof in appropriate administrative and/or judicial proceedings; provided, however, that in no event shall such contest be required or permitted or continued unless:

(1)

the amount at issue (taking into account all similar and logically related issues) exceeds $50,000;

(2)

prior to taking such action, such Tax Exempt New Common Facilities Owner shall have agreed in writing to pay such Tax Indemnitee, and shall pay on demand, all reasonable costs and expenses that such Tax Indemnitee shall incur in connection with contesting such claim (including, without limitation, all legal, investigatory and accounting fees and disbursements);

(3)

in the good faith judgment of such Tax Indemnitee, the action to be taken will not result in any danger of sale, forfeiture or loss of its Composite Component Ownership Interest, the New Common Facilities or any part or interest therein or the creation of any Lien (except for Permitted Encumbrances) on the Composite Component Ownership Interest, the New Common Facilities or any part or interest therein;

(4)

with respect to the action to be taken, there is no risk of criminal liability or criminal penalties or fines that may be imposed with respect to such Tax Indemnitee;

(5)

if such contest is to be initiated by the payment of, and the claiming of a refund for, such Taxes, such Tax Exempt New Common Facilities Owner shall advance the amount thereof plus interest, penalties and additions to Tax with respect thereto to such Tax Indemnitee on an interest-free basis with no additional net after-tax cost to such Tax Indemnitee to make such payment and shall indemnify such Tax Indemnitee in form and substance satisfactory to such Tax Indemnitee against any adverse tax consequences arising from such advance;

(6)

independent tax counsel selected by such Tax Exempt New Common Facilities Owner and reasonably acceptable to such Tax Indemnitee shall have furnished such Tax Indemnitee (unless waived in writing by such Tax Indemnitee) with an opinion prepared at such Tax Exempt New Common Facilities Owner’s expense, to the effect that there is a reasonable basis under Code Section 6662 and the Treasury Regulations thereunder to contest such claim);

(7)

such Tax Exempt New Common Facilities Owner shall have acknowledged in writing its obligation to indemnify such Tax Indemnitee in respect of such contested Tax in the event such contest is unsuccessful; provided, that such Tax Exempt New Common Facilities Owner shall not be bound by such acknowledgment if and to the extent that there is a final resolution of the contest from which it can be established that such Tax Exempt New Common Facilities Owner would not be liable for such Tax in the absence of such acknowledgment; and

(8)

in no event shall a Tax Indemnitee be required, or a Tax Exempt New Common Facilities Owner be permitted, to appeal an adverse judicial determination to the United States Supreme Court.

(b)

Waiver and Conditions to Contest.  Notwithstanding anything contained herein to the contrary, (i) a Tax Indemnitee will not be required to contest (and such Tax Exempt New Common Facilities Owner shall not be permitted to contest) a claim with respect to the imposition of any Tax if such Tax Indemnitee waives its right to indemnification under this Schedule 7.4A or Section 7.2 of the Ownership Agreement, as applicable, with respect to such claim and repays such Tax Exempt New Common Facilities Owner any amounts advanced to, or on behalf of, such Tax Indemnitee pursuant to Section 3.2(a)(5) hereof (relating to amounts advanced to pay such Taxes), by such Tax Exempt New Common Facilities Owner with respect to such claim and (ii) such Tax Indemnitee will not be required to contest any claim if the subject matter thereof shall be of a continuing nature and the relevant legal issue shall have previously been decided adversely unless such Tax Exempt New Common Facilities Owner shall have delivered an opinion of tax counsel selected by such Tax Indemnitee and reasonably acceptable to such Tax Exempt New Common Facilities Owner that based on a change in Law after such previous decision, and taking into account such previous decision, it is more likely than not that such Tax Indemnitee will prevail on such claim.

(c)

Failure to Comply with Contest Provisions.  If such Tax Indemnitee fails to perform its obligations pursuant to this Section 3.2, such failure shall not diminish or relieve a Tax Exempt New Common Facilities Owner of any liability for indemnification except to the extent the contest of a claim is effectively precluded as a result of such failure.

(d)

Conduct.  The party conducting a contest pursuant to Section 3.2 hereof (“Controlling Party”) shall consult in good faith with the other party (“Noncontrolling Party”) and its counsel with respect to the contest of such claim for Taxes (or claim for refund) and shall provide copies of all material documents (or the relevant excerpts thereof) or notices received from the relevant Governmental Authority to the extent relating to the contest of a claim hereunder, but the decisions regarding any actions to be taken shall be made by the Controlling Party in its good faith judgment.  The Noncontrolling Party shall be permitted, to the extent practicable, to review and comment on any material written submissions made by the Controlling Party, but solely to the extent relating to such claim for Taxes.  The Controlling Party shall have the right to select counsel to conduct the contest subject to the reasonable consent of the Noncontrolling Party, provided, however that the rights of the Controlling Party pursuant to this Section 3.2(d) shall not be subject to the reasonable consent of the Noncontrolling Party in an income tax contest.

3.3

Disputes.  If a Dispute arises between a Tax Exempt New Common Facilities Owner and a Tax Indemnitee or between Tax Indemnitees regarding the application of any provision of this Schedule 7.4A (excluding any dispute that is governed by Section 3.2 hereof), such Dispute shall be governed by Article XVII of the Ownership Agreement.

SCHEDULE 7.4B

Tax Matters (New Common Facilities Owner)

ARTICLE 1:  DEFINITIONS

Capitalized words and phrases used in this Schedule 7.4B and not otherwise defined in this Article 1 shall have the meaning set forth in Article I of the New Common Facilities Ownership Agreement (the “Ownership Agreement”).  The rules of interpretation and construction set forth in Section 1.2 of the Ownership Agreement are incorporated by reference herein.

1.1

“ABA Standards” shall have the meaning set forth in Section 3.2(b) hereof.

1.2

“Adjustment Notice” shall have the meaning set forth in Section 5.1 hereof.

1.3

“Affiliate” shall mean (i) any member of an affiliated group of corporations of which WEC or MGE is or shall become a member if consolidated returns are or will be filed for such affiliated group for U.S. federal income tax purposes and (ii) any Person that a member of such consolidated group is required to report the income, gains, losses or deductions of for federal or state income tax purposes (i.e., any disregarded entity subsidiaries); provided, however, that for the purpose of calculating any indemnity payment under Section 3.2 hereof, the Taxes attributable to any Affiliate shall be determined on a non-consolidated basis.

1.4

“After Tax Basis” shall mean on a basis such that any payment to be received or receivable, actually or constructively, or accrued by a Tax Indemnitee is supplemented by a further payment or payments (such further payment or payments, the “Gross-Up” as defined in Section 4.2(a) hereof) to such Tax Indemnitee so that the sum of all such payments, after deducting all Taxes (based on the Tax Assumptions and taking into account any related current credits or current deductions) payable by such Tax Indemnitee in respect of the receipt or accrual of such amount under any Law or Governmental Authority, is equal to the payment due to such Tax Indemnitee (based on the Tax Assumptions).

1.5

“Applied Amount” shall have the meaning set forth in Section 5.4 hereof.

1.6

“Assignment” shall have the meaning set forth in Section 5.7 hereof.

1.7

“Code” shall mean the Internal Revenue Code of 1986, as amended.

1.8

“Final Determination” shall mean: (a) a decision, judgment, decree or other order by any court of competent jurisdiction, which decision, judgment, decree or other order has become final after all allowable appeals (other than appeals to the U.S. Supreme Court) by either party to the action have been exhausted or the time for filing such appeals has expired; (b) a closing agreement entered into in connection with an administrative or judicial proceeding and with the consent of a Tax Indemnifying Party or as permitted by Section 5.3 hereof; (c) the expiration of the time for instituting suit with respect to the claimed deficiency; (d) the expiration of the time for instituting a claim for refund, or if such a claim was filed, the expiration of the time for instituting suit with respect thereto; or (e) in any case where judicial review shall at the time be unavailable because the proposed adjustment involves a decrease in net operating loss carry forward or business credit carry forward, a declaratory judgment, decree of other order of an administrative official or agency of competent jurisdiction, which decision, judgment, decree or other order has become final.

1.9

“Gross-up” shall have the meaning set forth in Section 4.2(a) hereof.

1.10

“Inclusion” shall have the meaning set forth in Section 3.2(a) hereof.

1.11

“Inclusion Event” shall have the meaning set forth in Section 3.2 hereof.

1.12

“Lessee” shall mean any lessee or sublessee, if any, of an Owner whether or not such lessee is properly characterized as a lessee for U.S. federal income tax purposes.

1.13

“Owners” shall mean a New Common Facilities Owner other than a Tax Exempt New Common Facilities Owner.

1.14

“Reasonable Basis” shall have the meaning set forth in Section 3.2(b) hereof.

1.15

“Tax Assumptions” shall have the meaning set forth in Article 2 hereof.

1.16

“Tax Indemnifying Party” shall have the meaning set forth in Sections 3.1 hereof.

1.17

“Tax Indemnifying Party Act” shall have the meaning set forth in Section 3.1 hereof.

1.18

“Tax Indemnitee” shall have the meaning set forth in Sections 3.1 hereof.

1.19

“Tax Savings” shall have the meaning set forth in Section 4.2(c) hereof.

ARTICLE 2:  ASSUMPTIONS AND COVENANTS

The transactions contemplated by the Elm Road I Project Documents have been entered into on the basis of the following tax assumptions for both U.S. federal and state tax purposes (the “Tax Assumptions”):

2.1

Corporate Status.  For the purposes of this Schedule 7.4B, it is assumed that each Owner: (a) except as provided in Section 2.1(b) hereof, is subject to tax at the highest marginal federal and state rate applicable to Subchapter C corporations in effect at the time an obligation arises under this Schedule 7.4B; and (b) any Owner, or entity that is treated as the “owner” of the Owner’s interest in the New Common Facilities for U.S. federal income tax purposes, that is exempt from tax under the Code shall be deemed to be exempt from U.S. federal and state income tax for all purposes of this Schedule 7.4B.

2.2

Method of Accounting.  Each Owner is a calendar-year taxpayer and will report all items of income, gain, loss, deduction, or credit relating to the transactions effected by the Elm Road I Project Documents using the accrual method of accounting.

2.3

Tax Reporting Status.  No Owner will be subject to any minimum tax or alternative minimum tax imposed under the Code.

ARTICLE 3:  TAX INDEMNITY

3.1

Tax Indemnity.  Except with respect to Taxes indemnified pursuant to Section 3.2 hereof (which shall not also be subject to indemnification pursuant to this Section 3.1), and subject to the exceptions described in Section 3.3 hereof, each Owner (a “Tax Indemnifying Party”) shall indemnify and hold harmless each other Owner and its respective Affiliates (each, a “Tax Indemnitee”) on an After-Tax Basis from and against, any and all Taxes, however imposed, whether levied or imposed upon such Tax Indemnitee, a lessee, the New Common Facilities or any part thereof, by any Governmental Authority, or otherwise paid by any of the foregoing, to the extent such Taxes are attributable to:

(a)

the inaccuracy or breach by such Tax Indemnifying Party of any of its covenants, representations or warranties under the Elm Road I Project Documents;

(b)

any act or omission of such Tax Indemnifying Party (other than an act required or expressly permitted by the Elm Road I Project Documents) or such Tax Indemnifying Party’s Lessee;

(c)

any failure by such Tax Indemnifying Party to take any action expressly required to be taken under the Elm Road I Project Documents;

(d)

the Gross Negligence or willful misconduct of such Tax Indemnifying Party (other than Gross Negligence imputed to a Tax Indemnifying Party solely by reason of its interest in the New Common Facilities) or such Tax Indemnifying Party’s Lessee;

(e)

the payment of any warranties, refunds, insurance proceeds or similar items or requisition, condemnation or similar proceeds attributable to such Tax Indemnifying Party to the extent not retained by, or applied for the benefit of such Tax Indemnitee in accordance with its Composite Component Ownership Interest; or

(f)

any destruction, damage, loss, condemnation, non-use or requisition of the New Common Facilities or any part thereof, to the extent attributable to such Tax Indemnifying Party or such Tax Indemnifying Party’s Lessee, each such event described in (a) - (f), an “Tax Indemnifying Party Act”.

3.2

Income Tax Indemnity.  Subject to Section 3.3 hereof, if, as a result of an Tax Indemnifying Party Act, a Tax Indemnitee,

(a)

is required by any Governmental Authority to include any amount in gross income for income tax purposes in connection with its Composite Component Ownership Interest (an “Inclusion”), or

(b)

(i) is unable to exclude an Inclusion from its gross income for income tax purposes (based upon the receipt by such Tax Indemnitee not later than the filing date of the related tax return of such Tax Indemnitee of an opinion of independent tax counsel selected by such Tax Indemnitee to the effect that there is no reasonable basis under the standards set forth in ABA Formal Opinion 85-352 or successor thereto (the “ABA Standards”) or, in the case of a U.S.  federal income tax, a reasonable basis under Code Section 6662 and the Treasury Regulations thereunder (such a basis a “Reasonable Basis”) for excluding such Inclusion (which opinion shall set forth in reasonable detail the basis for the conclusions set forth therein)) or (ii) such claim would be inconsistent with a prior Final Determination of a contest and there has been no change in Law or interpretation thereof after such Final Determination, such Tax Indemnitee shall have suffered an “Inclusion Event” and Tax Indemnifying Party shall pay to such Tax Indemnitee, as an indemnity a lump-sum amount which, after giving effect to the Gross-Up, shall be sufficient to ensure that such Tax Indemnitee is in the same tax position that it would have been in had no such Inclusion Event occurred  (such indemnity to be computed in accordance with the Tax Assumptions).

3.3

Exclusions.  Notwithstanding Sections 3.1 or 3.2 hereof, no Tax Indemnifying Party shall be obligated to indemnify any Tax Indemnitee for any Taxes or Inclusion Events pursuant to either Sections 3.1 or 3.2 hereof, to the extent such amounts are attributable to any of the following events or circumstances:

(a)

with respect to any period following the later of (i) the expiration or earlier termination of the Tax Indemnifying Party’s obligations under the Elm Road I Project Documents, or (ii) the payment by a Tax Indemnifying Party of all amounts due and payable under the Elm Road I Project Documents;

(b)

a breach or inaccuracy by such Tax Indemnitee of any of its covenants, representations or warranties under the Elm Road I Project Documents;

(c)

such Tax Indemnitee’s transfer or other disposition of (i) all or a portion of its interest in the Elm Road I Project Documents, the New Common Facilities or any part thereof, or (ii) any interest in such Tax Indemnitee;

(d)

the Gross Negligence, fraud or willful misconduct of such Tax Indemnitee (other than Gross Negligence imputed to such Tax Indemnitee solely by reason of its Composite Component Ownership Interest) or such Tax Indemnitee’s Lessee;

(e)

any event whereby such Tax Indemnitee’s Lessee is required pursuant to the Operating Agreement to indemnify or otherwise reimburse such Tax Indemnitee or any other events pursuant to which such Tax Indemnitee is otherwise reimbursed or made whole;

(f)

the failure of such Tax Indemnitee or such Tax Indemnitee’s Lessee to provide any certification, documentation, or other evidence required as a condition to the allowance of a reduction of a Tax or Inclusion which, if properly complied with, would have resulted in an exemption from, or a reduced rate of such Tax, or a smaller Inclusion but, in the case of a Tax Indemnitee, only if such Tax Indemnitee was eligible to comply with such requirement and such Tax Indemnitee has determined in good faith that compliance with such requirements would not have a materially adverse effect on such Tax Indemnitee;

(g)

interest, penalties, or additions to tax imposed on such Tax Indemnitee as a result of a failure of such Tax Indemnitee or such Tax Indemnitee’s Lessee to file any return, tax report or statement properly or timely, unless such failure is caused by such Tax Indemnifying Party’s or such Tax Indemnifying Party Lessee’s failure to fulfill its obligations, if any, to provide such information required under Section 3.4 hereof or Section 7.3 of the Ownership Agreement;

(h)

the failure of such Tax Indemnitee to contest a claim in accordance with the contest provisions herein to the extent such Tax Indemnifying Party’s or such Tax Indemnifying Party Lessee’s ability to contest a claim is adversely affected in any material respect;

(i)

the failure of such Tax Indemnitee (or Transferee thereof) to be a “United States person” (as defined in Code Section  7701(a)(30));

(j)

any amendment or modification to the Elm Road I Project Documents that is not requested or consented to by Tax Indemnifying Party or is not required by the Elm Road I Project Documents;

(k)

Taxes payable pursuant to Section 3.1 hereof to the extent such Taxes are imposed as a result of the situs of organization or incorporation, place of management or control, a place of business, or a permanent establishment of such Tax Indemnitee or such Tax Indemnitee’s Lessee or caused by a connection between such Tax Indemnitee or such Tax Indemnitee’s Lessee and the taxing jurisdiction;

(l)

Taxes to the extent liability for such Tax could have been reduced or provided through “prudent” action, as defined by Wisconsin Public Service Corp. v. Public Serv. Comm., 156 Wis. 2nd 611 (Ct. App. 1990), and as may be interpreted from time to time;

(m)

Taxes imposed on any Transferee of the interests held by such Tax Indemnitee (or of the direct or indirect interests of such Tax Indemnitee) (i) if such Tax would not have been imposed on the original Tax Indemnitee, or (ii) to the extent such Tax exceeds the amount of Tax that would have been imposed on the original Tax Indemnitee;

(n)

Taxes imposed as a result of such Tax Indemnitee’s transfer of its Composite Component Ownership Interest;

(o)

any change in such Tax Indemnitee’s taxable year or method of accounting or the application of the short taxable year provisions of the Code;

(p)

Taxes to the extent such Tax Indemnifying Party separately pays such Taxes to the applicable Governmental Authority, or otherwise reimburses such Tax Indemnitee for Taxes pursuant to Section 3.1 hereof;

(q)

the application of Code Sections 55, 59A, 183, 291, 465, 469, 501, 542, 552, 593, 851, 856, 1272, 1361, 4975, the provisions of Subchapter K of the Code or the Treasury Regulations thereunder or the imposition of any Taxes imposed pursuant to ERISA;

(r)

the sale of any interest in the New Common Facilities pursuant to Article XIII of the Ownership Agreement;

(s)

such Tax Indemnitee’s failure to properly exclude income unless such Tax Indemnitee shall have received a written opinion of its independent tax counsel that no Reasonable Basis exists for excluding such income (and for this purpose, such counsel may take into account the failure of such Tax Indemnifying Party, or such Tax Indemnifying Party Lessee, to provide necessary information requested in writing by such Tax Indemnitee to the extent such Tax Indemnifying Party or such Tax Indemnifying Party’s Lessee is required to provide such information pursuant to this Schedule 7.4B or Section 7.3 of the Ownership Agreement) or there has been a Final Determination with respect to such items; or

(t)

Taxes payable pursuant to Section 3.1 hereof to the extent such Taxes are imposed on such Tax Indemnitee by withholding or otherwise, based upon, measured by or with respect to net or gross income, net or gross receipts, minimum and/or alternative minimum tax, capital, franchise, net worth, excess profits, value added or conduct of business, accumulated earnings Taxes or any capital gains, personal holding company, estate or succession Taxes or other similar Taxes of any Tax Indemnitee imposed by the United States or by any state, local or foreign jurisdiction (other than sales, use, license, ad valorem, or property Taxes, and other than value-added Taxes to the extent such value-added Taxes are not imposed in direct and clear substitution for an income Tax).

3.4

Receipts and Records.  Each Tax Indemnitee shall use reasonable efforts to obtain official receipts indicating the payment of all Taxes that are subject to indemnification under Section 3.1 hereof and that are paid by such Tax Indemnitee, and shall promptly on request send to each Tax Indemnifying Party each such receipt or other such reasonably available evidence of payment as is reasonably acceptable to Tax Indemnifying Party.

ARTICLE 4:  PAYMENTS AND GROSS-UPS

4.1

Payment Terms.

(a)

General.  Payments pursuant to this Schedule 7.4B or Section 7.2 of the Ownership Agreement shall be made in immediately available funds and in United States dollars at such bank or to such account as specified by the payee in written directives at least five Business Days prior to the due date thereof to the payor, or, if no such direction is given, by check of the payor payable to the order of the payee and mailed to the payee by certified mail, postage prepaid at its address as set forth in Schedule 15.3 to the Ownership Agreement.

(b)

Time of Payment by Tax Indemnifying Party.  Any indemnity payment due under this Schedule 7.4B or Section 7.2 of the Ownership Agreement to a Tax Indemnitee shall be paid by Tax Indemnifying Party within 30 days after receipt of a written demand therefor from the Tax Indemnitee, provided, however, a Tax Indemnifying Party shall not be required to make such payment earlier than (a) in the case of a Tax that is not being contested pursuant to Article 5 herein, five Business Days prior to the date that (i) such Tax Indemnitee files with the applicable Governmental Authority its income tax return, estimated or final as the case may be, which would first properly reflect the additional income tax that would become due as a result of an Inclusion, or in another case, the time such Tax is due, or (b) in the case of an Inclusion or other Tax that is being contested pursuant to Article 5 hereof, 30 days after the date of the Final Determination of such contest.

(c)

Time of Payment by Tax Indemnitee.  Any payment due by Tax Indemnitee to a Tax Indemnifying Party shall be paid within 30 days after the date on which such Tax Indemnitee files with the applicable Governmental Authority its income tax return, estimated or final as the case may be, on which the credits, deductions, or other tax benefits giving rise to such payment could first properly be reflected, or in the case of a Tax other than an income tax, within 30 days of receipt or accrual of such refund, credit or other tax benefit.  Any payment due hereunder from such Tax Indemnitee to a Tax Indemnifying Party on account of the receipt of any refund of tax shall be paid within 30 days after the receipt of such refund.

4.2

Calculations of Payments and Gross-Ups.  All payments and calculations made under this Section 4.2 shall be made taking into account the Tax Assumptions.

(a)  Gross-Up.  Each payment and indemnity under Article 3 hereof shall be made on an After-Tax Basis.  For the purposes of this Section 4.2(a) and the definition of “After-Tax Basis”, “Gross-Up” means the portion of any payment due from a Tax Indemnifying Party to a Tax Indemnitee pursuant to Sections 3.1 and 3.2 hereof that is calculated to indemnify such Tax Indemnitee, or the portion of any reverse payment from such Tax Indemnitee to such Tax Indemnifying Party, on an After-Tax Basis.  As such, the amount payable to a Tax Indemnitee pursuant to Sections 3.1 and 3.2 hereof shall be an amount determined after (i) giving effect to any interest, penalties, or additions to tax attributable to the Tax or Inclusion Event (except for any penalties and additions to Tax excluded under Section 3.3(g) hereof); and (ii) taking into account any tax detriments and benefits reasonably expected to be realized by the Tax Indemnitee by reason of the corrections or adjustments giving rise to such Tax or Inclusion Event as applicable, (the net effect of items (i) and (ii), the “Gross-Up”).

(b)

Calculations.  The amount of any indemnity payable by a Tax Indemnifying Party to a Tax Indemnitee pursuant to Article 3 hereof and any Gross-Up shall be calculated on the basis of the tax detriments and benefits incurred or to be incurred (for the purposes of Section 3.2 hereof as a result the same event giving rise to the Inclusion Event) by such Tax Indemnitee and such amounts shall be computed in accordance with the rates assumed in Section 2.1 hereof and the other Tax Assumptions.  Any Tax or Inclusion Event which does not result in an increase in such Tax Indemnitee’s U.S. federal, state and local income tax liability (or a decrease in such Tax Indemnitee’s refund of such income taxes) in the year of such Tax or Inclusion Event but which reduces any net operating loss, business credit, foreign tax credit carryover or other tax attribute of such Tax Indemnitee shall be treated as giving rise to an increase in U.S. federal, state or local income tax liability in the year for which such tax attribute if not reduced thereby would have given rise to an increase in such Tax Indemnitee’s U.S. federal, state or local tax liability.  Subject to Section 7.1 hereof, all calculations with respect to the amount of any indemnity payable hereunder (whether by lump-sum payment or otherwise) shall be made initially by such Tax Indemnitee, and such Tax Indemnitee shall set forth any such amount or adjustment in a statement furnished to Tax Indemnifying Party.  Such a statement shall accompany any notice furnished to, or demand made upon, Tax Indemnifying Party by such Tax Indemnitee pursuant to this Schedule 7.4B.

(c)

Reverse Indemnity.  If, as a result of a Tax or Inclusion Event indemnified hereunder, such Tax Indemnitee for any taxable year actually realizes any credits, deductions, or other tax benefits ("Tax Savings") not otherwise taken into account in computing any payment or indemnity by a Tax Indemnifying Party hereunder (or as a result thereof such Tax Indemnitee shall be entitled to a refund of income tax (or an offset, against other tax liability not indemnified hereunder) or interest on such refund (or offset) taking into account the rates assumed in Section 2.1 hereof and the other Tax Assumptions, then the Tax Indemnitee shall pay to Tax Indemnifying Party the amount by which such Tax Savings reduce the U.S. federal, state or local taxes of such Tax Indemnitee (and the amount of any such refund, offset, or interest to which such Tax Indemnitee is entitled), plus a “gross-up” for any additional U.S. federal, state or local income tax savings such Tax Indemnitee realizes as a result of such payment (including such “gross-up”).  The amount of any Tax Savings with respect to a Tax or Inclusion Event indemnified hereunder shall be computed on the basis of the tax benefits actually realized by such Tax Indemnitee, the rates assumed in Section 2.1 hereof and the other Tax Assumptions.  A Tax Indemnitee shall not be obligated to make any payment pursuant to this Section 4.2(c) to the extent that the amount of such payment would exceed (i) the aggregate amount of all prior payments by Tax Indemnifying Party to such Tax Indemnitee pursuant to this Schedule 7.4B, less (ii) the aggregate amount of all prior payments by such Tax Indemnitee to such Tax Indemnifying Party under this Section 4.2(c), but any such excess shall be carried forward and reduce such Tax Indemnifying Party’s obligations to make subsequent payments to such Tax Indemnitee pursuant to this Schedule 7.4B.  Any subsequent disallowance or loss of all or any portion of a reduction in such Tax Indemnitee’s tax liability which reduction was taken into account under this Section 4.2(c) (as a result of a redetermination of the claim giving rise to such payment by such Tax Indemnitee to a Tax Indemnifying Party by any taxing authority or as a result of a judicial proceeding with respect to such claim) shall be treated as a loss subject to indemnification under this Schedule 7.4B without regard to Section 3.3 hereof.

4.3

Tax Indemnifying Party a Primary Obligor.  A Tax Indemnifying Party’s obligations under this Schedule 7.4B are those of a primary obligor and each Tax Indemnitee seeking payment, reimbursement or indemnification from a Tax Indemnifying Party may proceed directly against such Tax Indemnifying Party without first seeking to enforce any other right of indemnification or reimbursement.  All amounts payable by a Tax Indemnifying Party pursuant to this Schedule 7.4B shall be treated as obligations of such Tax Indemnifying Party.

ARTICLE 5:  CONTEST PROVISIONS

5.1

Notice.  If a Tax Indemnitee receives a formal written notice of a claim or, if at the conclusion of an audit by the Internal Revenue Service or other Governmental Authority, there is a proposed adjustment in any item of income, deduction or credit of such Tax Indemnitee which if agreed to or accepted by such Tax Indemnitee would result in a Tax or an Inclusion Event for which such Tax Indemnitee would seek reimbursement or indemnification from a Tax Indemnifying Party pursuant to this Schedule 7.4B or Section 7.2 of the Ownership Agreement, then such Tax Indemnitee shall, (a) within 15 days prior to the date on which such Tax Indemnitee is required to act or (b) promptly after the conclusion of an audit, notify Tax Indemnifying Party thereof in writing (“Adjustment Notice”), provided, that the failure to so notify Tax Indemnifying Party or provide such materials to Tax Indemnifying Party shall not relieve Tax Indemnifying Party of its indemnity obligations hereunder except to the extent that such failure materially and adversely affects Tax Indemnifying Party’s ability to conduct a contest in any material respect.

5.2

Contest Provisions.  If requested by a Tax Indemnifying Party within 30 days after receipt of the Adjustment Notice, such Tax Indemnitee shall in good faith contest, or (if desired by such Tax Indemnitee) permit a Tax Indemnifying Party to contest the validity, applicability, and amount of any proposed adjustment that would give rise to a Tax or Inclusion Event by (a) not making payment thereof for at least 30 days after providing the Adjustment Notice, unless otherwise required by applicable Law, (b) not paying same except under protest, if protest is necessary and proper, or (c) if payment is made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings; provided, that (i) in the case of an income tax contest, as a condition to the commencement of such contest, such Tax Indemnitee shall have received a written opinion of its independent tax counsel selected by such Tax Indemnitee and reasonably acceptable to Tax Indemnifying Party to the effect that there is a Reasonable Basis for contesting such proposed adjustment, (ii) such Tax Indemnitee shall not be required to contest such proposed adjustment if the aggregate amount of the indemnity, on a before-tax basis, together with the amounts payable with respect to any future related claim, would be less than $100,000 in the case of an administrative contest or less than $250,000 in the case of a judicial contest, (iii) Tax Indemnifying Party shall have agreed in writing to pay to such Tax Indemnitee, on demand, all reasonable out-of-pocket costs and expenses which such Tax Indemnitee incurs in connection with and reasonably allocable to contesting such adjustment, including all reasonable legal, accountants’, and investigatory fees and disbursements; (iv) the Tax Indemnitee has determined, in good faith, that the contest will not result in a material risk of the loss or forfeiture of its Composite Component Ownership Interest (unless Tax Indemnifying Party has provided to such Tax Indemnitee a bond or other sufficient protection against such risk of loss or forfeiture reasonably satisfactory to such Tax Indemnitee) or the imposition of criminal penalties; (v) if such contest is to be initiated by the payment of, and the claiming of a refund for such Taxes, Tax Indemnifying Party shall advance the amount thereof plus, interest, penalties and additions to Tax with respect thereof to such Tax Indemnitee on an interest free basis with no additional after-tax cost to such Tax Indemnitee to make such payment and shall indemnify such Tax Indemnitee against any adverse tax consequences arriving from such advance (and if such contest is finally determined adversely, the amount of such loan shall be applied against Tax Indemnifying Party’s obligation to indemnify such Tax Indemnitee for a Tax which was the subject of such contest), and (vi) in the case of an income tax contest, Tax Indemnifying Party shall have acknowledged in writing its liability to indemnify the Tax Indemnitee in respect of such contested Tax in the event such contest is unsuccessful; provided, that Tax Indemnifying Party shall not be bound by such acknowledgment to the extent there is a Final Determination of the contest which clearly demonstrates that the Tax Indemnitee is not liable for such Tax.

If requested by Tax Indemnifying Party in writing, such Tax Indemnitee will appeal (or, if desired by such Tax Indemnitee, permit Tax Indemnifying Party to appeal) any adverse judicial determination, provided that such Tax Indemnitee shall receive an opinion of its independent tax counsel selected by such Tax Indemnitee and reasonably acceptable to such Tax Indemnifying Party to the effect that it is more likely than not under the ABA Standards and within the meaning of Code Section 6662 that a favorable result will result from such appeal.  A Tax Indemnitee shall not be required to appeal any adverse judicial determination to the United States Supreme Court.

5.3

Compromise or Settlement.  A Tax Indemnitee shall have the right to settle or compromise a contest if such Tax Indemnitee has provided Tax Indemnifying Party with a reasonable opportunity to review a copy of that portion of the settlement or compromise proposal which relates to the claim for which such Tax Indemnitee is seeking indemnification hereunder; provided that if (a) such Tax Indemnitee fails to provide such Tax Indemnifying Party such a reasonable opportunity to review such portion of such proposal, or (b) after such reasonable opportunity to review such proposal such Tax Indemnifying Party in writing reasonably withholds its consent to all or part of such settlement or compromise proposal, then Tax Indemnifying Party shall not be obligated to indemnify such Tax Indemnitee hereunder to the extent of the amount attributable to the Tax or Inclusion Event to which such settlement or compromise relates as to which such Tax Indemnifying Party has reasonably withheld its consent, or with respect to any other Tax or Inclusion Event for which a successful contest is foreclosed because of such settlement or compromise as to which such Tax Indemnifying Party has reasonably withheld its consent.

5.4

Refunds.  If such Tax Indemnitee receives a repayment or a refund of all or any part of any amount paid with respect which a Tax Indemnifying Party has indemnified such Tax Indemnitee pursuant to this Schedule 7.4B (or if an amount which otherwise would have been a refund was used to offset another liability of such Tax Indemnitee (an “Applied Amount”)), then such Tax Indemnitee shall pay to Tax Indemnifying Party an amount equal to the sum of the amount of such repayment or refund (or Amount), plus any interest received on such repayment or refund (or that would have been received if such Applied Amount had been refunded to such Tax Indemnitee) attributable to any taxes paid by Tax Indemnifying Party to or for such Tax Indemnitee net of any taxes incurred on such refund or Applied Amount (plus any tax benefit received or that would have been received by such Tax Indemnitee on account of such payment, as determined under Section 4.2(c) hereof).  If such Tax Indemnitee receives an award of attorneys’ fees in a contest for which Tax Indemnifying Party has paid an allocable portion of the contest expenses, such Tax Indemnitee shall pay to Tax Indemnifying Party the same proportion of the amount of such award as the amount of such Tax Indemnitee’s attorneys’ fees paid or reimbursed by such Tax Indemnifying Party bears to the total amount of attorneys’ fees actually incurred by such Tax Indemnitee in conducting such contest, up to the amount of attorneys’ fees paid or borne by such Tax Indemnifying Party in connection with such contest.  Any subsequent disallowance or loss of such refund (as a result of a redetermination of the claim giving rise to such payment by such Tax Indemnitee to a Tax Indemnifying Party by any taxing authority or as a result of a judicial proceeding with respect to such claim) shall be treated as a loss subject to indemnification under this Schedule 7.4B without regard to Section 3.3 hereof.

5.5

Failure to Contest.  Notwithstanding anything to the contrary contained in this Article 5 and subject to the exclusion contained in Section 3.3(h) hereof such Tax Indemnitee may at any time decline to take any further action with respect to a proposed adjustment by notifying Tax Indemnifying Party in writing that it has waived its right to any indemnity payment that would otherwise be payable by such Tax Indemnifying Party pursuant to this Schedule 7.4B in respect of such adjustment and with respect to any other amount for which a successful contest is foreclosed because of such failure to contest (if such failure adversely affects a contest in any material respect) or to permit a contest.  If such Tax Indemnitee fails to contest or to permit a contest hereunder, such Tax Indemnitee will not be required to pay over to a Tax Indemnifying Party any amount representing tax benefits which result from any amount as to which such Tax Indemnitee has been deemed to have waived its right to any indemnity payment hereunder.

5.6

Disputes.  If a Dispute arises between a Tax Indemnitee and a Tax Indemnifying Party regarding the application of any provision of this Schedule 7.4B (excluding any dispute that is governed by Sections 5.1, 5.2, and 5.3 hereof), such Dispute shall be governed by Article XVII of the Ownership Agreement.

5.7

Assignment of Rights.  Upon written notice to a Tax Indemnitee, the rights of a Tax Indemnifying Party under this Schedule 7.4B shall be assigned to a Tax Indemnifying Party Lessee (the “Assignment”).  Upon receipt of a notice of Assignment, any obligation of the Tax Indemnitee to Tax Indemnifying Party shall become an obligation of the Tax Indemnitee to Tax Indemnifying Party Lessee.

5.8

Previously Contested Matters.  Notwithstanding the foregoing, a Tax Indemnitee shall not be required to contest any claim if the subject matter thereof shall be of a continuing nature and shall have previously been the subject of a Final Determination pursuant to the contest provisions of this Article 5, unless there shall have been a change in the relevant circumstances or in the Law (including, without limitation, amendments to statutes or regulations, administrative rulings and court decisions) after such Final Determination and as a result of such change in circumstances or in the Law, it is more likely than not within the meaning of the ABA Standards and Code Section 6662 that the claim would be resolved in favor of Tax Indemnifying Party, as evidenced by an opinion of independent counsel, selected by Tax Indemnifying Party and reasonably acceptable to the Tax Indemnitee.

ARTICLE 6:  [INTENTIONALLY OMITTED]

ARTICLE 7:  RECOMPUTATIONS

7.1

Verification of Calculations.  At a Tax Indemnifying Party’s request, the accuracy of any calculation of amount(s) payable pursuant to this Schedule 7.4B shall be verified by independent public accountants selected by the Tax Indemnitee and reasonably satisfactory to Tax Indemnifying Party and such verification shall bind such Tax Indemnitee and such Tax Indemnifying Party.  In order, and to the extent necessary, to enable such independent accountants to verify such amounts, such Tax Indemnitee shall provide to such independent accountants (for their confidential use and not to be disclosed to a Tax Indemnifying Party or any other person) all information (other than its tax returns and workpapers) reasonably necessary for such verification, including any computer program, related files, or reports used by such Tax Indemnitee in originally determining a Tax or Inclusion.  Verification shall be at the expense of Tax Indemnifying Party, unless, as the result of such verification, the Tax Indemnitee’s calculation of the applicable amount payable is adjusted by 3% or more in favor of Tax Indemnifying Party, in which case the expense shall be borne by such Tax Indemnitee.

               SCHEDULE 18.3

Notice Information

If to ERGS SC:

Elm Road Generating Station Supercritical, LLC

c/o W.E. Power LLC

301 W. Wisconsin Avenue, Suite 600

Milwaukee, Wisconsin 53203

Attention: Vice President and Project Director, Tom Metcalfe

Telephone:  (414) 274-4442

Facsimile:  (414) 274-4495

Email: tom.metcalfe@wepowerllc.com

If to MGE Power:

MGE Power-Elm Road LLC
P.O. Box 1231
133 South Blair Street 53703
Madison, WI

Attention:  Manager

Telephone: 608-252-7149

Facsimile: 608-252-4794

E-mail:  jnewman@mge.com

  keuclide@mge.com

If to WPPI:

Wisconsin Public Power Inc.

1425 Corporate Center Drive

Sun Prairie, WI 53590-9109

Attention:   Senior Vice President - Legal & Regulatory

       Senior Vice President - Power Supply

Telephone: (608) 834-4500

Facsimile: (608) 837-0274

E-mail:  mstuart@wppisys.org

  psteitz@wppisys.org

Footnotes

1

Insert applicable percentage determined pursuant to Ownership Agreement.

2

This sentence and Annex A attached hereto are only applicable when Assignee is an Acceptable Assignee (as such term is defined in the Unit Ownership Agreements) and not an Affiliate or an Acceptable Assignee that is a WPPI Member, or a Person Controlled by WPPI or one or more WPPI Members.

3

Insert state in which Assignee is organized.

4

Insert state in which Assignor is organized.

5

This assumes that Assignor and Assignee have satisfied or waived all of the conditions to Transfer of the Transferred New Common Facilities Ownership Interest in accordance with Article IV of the Ownership Agreement.

6

Insert applicable name of party to the New Common Facilities Ownership Agreement.

7

Insert applicable name of Agent under the Credit Agreement.

8

References to “Lenders” and “Credit Agreement” herein and the Recitals may be modified as appropriate to reflect credit arrangements which are not loan facilities.

9

This recital assumes that ERGS SC has elected to proceed with the construction of Unit 1 and the New Common Facilities pursuant Section 2.3(a) of the Elm Road I Ownership Agreement; otherwise there would be no basis for any party to enter into this Consent.

10

This recital assumes that ERGS SC has elected to proceed with the construction of Unit 2 pursuant to Section 2.3(a) of the Elm Road II Ownership Agreement.

11

For purposes of applying this definition in respect of WPPI, “unsecured long-term debt” shall mean “long-term debt which is not secured by a lien on any tangible assets”.